Document and Entity Information	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	TARO PHARMACEUTICAL INDUSTRIES LTD
Entity Central Index Key	0000906338
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Ordinary Shares
Entity Common Stock, Shares Outstanding	44,476,032
Founders Shares
Entity Common Stock, Shares Outstanding	2,600

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 150,001	$ 54,144
Short-term bank deposits	89,814	31,000
Restricted short-term bank deposits	16,080	0
Marketable securities	2,901	3,693
Accounts receivable and other:
Trade, net	120,832	73,406
Other receivables and prepaid expenses	94,344	49,251
Inventories	107,378	83,709
Long-term assets held for sale, net	81	434
TOTAL CURRENT ASSETS	581,431	295,637
LONG-TERM RECEIVABLES AND OTHER ASSETS	23,131	30,663
PROPERTY, PLANT AND EQUIPMENT, NET	152,532	163,596
GOODWILL	7,277	7,285
INTANGIBLE ASSETS AND DEFERRED COSTS, NET	19,172	22,771
DEFERRED INCOME TAXES	12,302	36,490
TOTAL ASSETS	795,845	556,442
CURRENT LIABILITIES:
Short-term bank credit and short-term loans	0	14,885
Current maturities of long-term debt	17,073	13,310
Accounts payable:
Trade payables	23,321	21,905
Other current liabilities	149,989	79,686
TOTAL CURRENT LIABILITIES	190,383	129,786
LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	27,614	31,225
Deferred income taxes	1,851	2,342
Other long-term liabilities	4,934	8,576
TOTAL LONG-TERM LIABILITIES	34,399	42,143
COMMITMENTS AND CONTINGENT LIABILITIES
TOTAL LIABILITIES	224,782	171,929
Taro shareholders' equity:
Ordinary shares of NIS 0.0001 par value: Authorized at December 31, 2011 and 2010: 200,000,000 shares; Issued at December 31, 2011 and 2010: 44,799,507 and 43,341,732 shares, respectively; Outstanding at December 31, 2011 and 2010: 44,476,032 and 43,018,257 shares, respectively	679	679
Founders' shares of NIS 0.00001 par value: Authorized, issued and outstanding at December 31, 2011 and 2010: 2,600 shares	1	1
Additional paid-in capital	253,577	244,668
Accumulated other comprehensive income	18,549	24,186
Treasury stock: 323,475 shares at December 31, 2011 and 2010	(1,329)	(1,329)
Accumulated earnings	295,787	113,107
Taro shareholders' equity	567,264	381,312
Non-controlling interest	3,799	3,201
TOTAL SHAREHOLDERS' EQUITY	571,063	384,513
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 795,845	$ 556,442

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	200,000,000	200,000,000
Ordinary shares, shares issued	44,799,507	43,341,732
Ordinary shares, shares outstanding	44,476,032	43,018,257
Founders stock, par value	$ 0.00001	$ 0.00001
Founders stock, shares authorized	2,600	2,600
Founders stock, shares issued	2,600	2,600
Founders stock, shares outstanding	2,600	2,600
Treasury stock, shares	323,475	323,475

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Operations [Abstract]
Sales, net	$ 505,668	$ 392,535	$ 355,936
Cost of sales	176,143	159,045	146,920
Impairment		113	171
Gross profit	329,525	233,377	208,845
Operating expenses:
Research and development, net	30,867	36,393	33,303
Selling, marketing, general and administrative	93,918	107,902	100,344
Impairment	784	2,617	3,363
Total operating expenses	125,569	146,912	137,010
Operating income	203,956	86,465	71,835
Financial (income) expenses, net	(3,697)	11,840	13,575
Other gain, net	609	755	548
Income before income taxes	208,262	75,380	58,808
Tax expense (benefit)	24,551	10,477	(69,657)
Income from continuing operations	183,711	64,903	128,465
Net loss from discontinued operations	(433)	(352)	(11,714)
Net income	183,278	64,551	116,751
Net income attributable to non-controlling interest	598	473	2,728
Net income attributable to Taro	182,680	64,078	114,023
Net income from continuing operations attributable to Taro	183,113	64,430	125,737
Net loss from discontinued operations attributable to Taro	(433)	(352)	(11,714)
Net income attributable to Taro	$ 182,680	$ 64,078	$ 114,023
Net income per ordinary share from continuing operations attributable to Taro:
Basic	$ 4.12	$ 1.6	$ 3.21
Diluted	$ 4.12	$ 1.54	$ 3.1
Net loss per ordinary share from discontinued operations attributable to Taro:
Basic	$ (0.01)	$ (0.01)	$ (0.3)
Diluted	$ (0.01)	$ (0.01)	$ (0.29)
Net income per ordinary share attributable to Taro:
Basic	$ 4.11	$ 1.59	$ 2.91
Diluted	$ 4.11	$ 1.53	$ 2.81
Weighted-average number of ordinary shares used to compute net income per share:
Basic	44,406	40,272	39,232
Diluted	44,491	41,850	40,568

Consolidated Statements of Changes in Shareholders' Equity (USD $) In Thousands, unless otherwise specified	Total	Share Capital	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Treasury Shares	Retained Earnings (Accumulated Deficit)	Total Taro Comprehensive Income (Loss)	Total Taro Shareholders' Equity	Non-controlling Interest
Beginning balance at Dec. 31, 2008	$ 164,217	$ 680	$ 222,138	$ 7,722	$ (1,329)	$ (64,994)	$ 0	$ 164,217	$ 0
Beginning balance, shares at Dec. 31, 2008		39,137
Exercise of options, shares		49
Exercise of options	163		163					163
Share-based compensation	307		307					307
Comprehensive income (loss), net of tax:
Foreign currency translation adjustments	14,258			14,258			14,258	14,258
Net income	116,751					114,023	114,023	114,023	2,728
Total comprehensive income:							128,281		2,728
Ending balance at Dec. 31, 2009	295,696	680	222,608	21,980	(1,329)	49,029	0	292,968	0
Ending balance, shares at Dec. 31, 2009		39,186
Exercise of options, shares		44
Exercise of options	186		186					186
Exercise of Sun warrants, shares		3,788
Exercise of Sun warrants	21,589		21,589					21,589
Share-based compensation	285		285					285
Comprehensive income (loss), net of tax:
Foreign currency translation adjustments	2,436			2,436			2,436	2,436
Unrealized (loss) gain from marketable securities	(230)			(230)			(230)	(230)
Net income	64,551					64,078	64,078	64,078	473
Total comprehensive income:							66,284		3,201
Ending balance at Dec. 31, 2010	384,513	680	244,668	24,186	(1,329)	113,107	0	381,312	0
Ending balance, shares at Dec. 31, 2010		43,018
Exercise of options, shares		33
Exercise of options	300		300					300
Issuance of shares to Sun and exercise of Sun warrants, shares		1,425
Issuance of shares and exercise of warrants, value	8,550		8,550					8,550
Share-based compensation	59		59					59
Comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(5,943)			(5,943)			(5,943)	(5,943)
Unrealized (loss) gain from marketable securities	291			291			291	291
Realized gain from sale of marketable securities	15			15				15
Net income	183,278					182,680	182,680	182,680	598
Total comprehensive income:							177,028		3,799
Ending balance at Dec. 31, 2011	$ 571,063	$ 680	$ 253,577	$ 18,549	$ (1,329)	$ 295,787	$ 0	$ 567,264	$ 0
Ending balance, shares at Dec. 31, 2011		44,476

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 183,278	$ 64,551	$ 116,751
Adjustments required to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,730	18,827	18,445
Change in deferred charges and other assets	30	42	69
Impairment of long-lived assets	784	2,730	3,534
Share-based compensation expense	59	285	307
Accrued severance pay and other long-term liabilities, net	(786)	(122)	(539)
Loss on sale of long-lived assets	526	65	34
Realized loss (gain) on sale of marketable securities	45	(32)
Change in derivative instruments, net	5,239	(2,140)	(4,019)
Effect of exchange differences on inter-company balances	(3,249)	307	8,713
(Decrease) increase in long-term debt due to currency fluctuations	(1,835)	3,362	2,401
Deferred income taxes, net	(21,374)	6,720	(78,191)
(Increase) decrease in trade receivables, net	(47,565)	(11,519)	1,081
(Increase) decrease in other receivables, prepaid expenses and other	(622)	3,251	3,229
(Increase) decrease in inventories, net	(24,464)	(14,464)	762
Decrease (increase) in long-term receivables and other assets	196	2,544	(842)
Decrease (increase) in income tax receivables	291	(18)	(1)
Increase (decrease) increase in trade payables	1,664	(6,367)	690
Increase (decrease) in other accounts payable and accrued expenses	26,603	5,605	(5,824)
Increase (decrease) in income tax payables	43,857	(3,143)	(2,681)
Net cash provided by operating activities	181,407	70,484	63,919
Cash flows from investing activities:
Purchase of property, plant and equipment	(6,293)	(5,656)	(5,025)
Investment in other intangible assets		(5,097)	(120)
Investment in short-term bank deposits	(60,033)	(10,026)	(10,974)
(Investment in) proceeds from restricted bank deposits	(15,562)	900	1,000
Proceeds from (investment in) long-term deposits and other assets	74	(310)	14
Proceeds from sale (purchase) of marketable securities, net	1,053	(3,891)
Proceeds from sale of long-lived assets	431	69	1,655
Net cash used in investing activities	(80,330)	(24,011)	(13,450)
Cash flows from financing activities:
Proceeds from issuance of shares, net	8,850	21,775	163
(Repayment of) proceeds from short-term bank debt, net		(73,331)	1,660
Proceeds from long-term debt and capital leases		22
Repayment of long-term debt	(12,898)	(34,579)	(30,403)
Net cash used in financing activities	(4,048)	(86,113)	(28,580)
Effect of exchange rate changes on cash and cash equivalents	(1,172)	477	2,590
Increase (decrease) in cash and cash equivalents	95,857	(39,163)	24,479
Cash and cash equivalents at the beginning of the year	54,144	93,307	68,828
Cash and cash equivalents at the end of the year	150,001	54,144	93,307
Cash paid during the year for:
Interest	3,447	6,171	8,256
Income taxes	5,102	9,454	11,970
(a) Non-cash investing and financing transactions:
Purchase of property, plant and equipment on credit	$ 790	$ 397	$ 755

General	12 Months Ended
Dec. 31, 2011
General [Abstract]
GENERAL

NOTE 1: — GENERAL

a.	Taro Pharmaceutical Industries Ltd. (the “Company” or “Taro”) is an Israeli corporation, which operates in Israel and elsewhere through its Israeli, North American, and European subsidiaries (the “Group”). The principal business activities of the Group are the production, research, development and marketing of pharmaceutical products. The Company’s ordinary shares were quoted on the Pink Sheets Electronic Quotation Service (“Pink Sheets”) under the symbol TAROF. As of March 22, 2012, the Company’s ordinary shares are traded on the New York Stock Exchange (the “NYSE”), under the symbol “TARO.” As used herein, the terms “we,” “us,” “our,” “Taro” and the “Company” mean Taro Pharmaceutical Industries Ltd. and its subsidiaries, unless otherwise indicated.

The activities of the Group in North America are performed by Taro Pharmaceuticals Inc., Taro Pharmaceuticals North America, Inc. and Taro Pharmaceuticals U.S.A., Inc. (“Taro U.S.A.”). Taro Research Institute Ltd. in Israel provides research and development services to the Group. Taro International Ltd. in Israel and Taro Pharmaceuticals Europe B.V. are engaged in the pharmaceutical activities of the Group outside North America.

The Group manufactures generic and proprietary drug products in facilities located in Israel and Canada, and manufactures bulk active pharmaceutical ingredients in its facilities located in Israel. The Group’s research facilities are located in Israel and Canada. The majority of the Group’s sales are in North America.

In North America, the Company sells and distributes its products principally to drug industry wholesalers, drug store chains and mass merchandisers. In Israel, the Group sells and distributes its products principally to healthcare institutions and private pharmacies.

In the generic pharmaceutical industry, selling prices and related profit margins tend to decrease as products mature due to increased competition from other generic pharmaceutical manufacturers as they gain approval from the U.S. Food and Drug Administration (the “FDA”), the Canadian Health Products and Food Branch Inspectorate, and the Israeli and other Ministries of Health (“Government Agencies”) to manufacture equivalent products. The Group’s future operating results are dependent on, among other things, its ability to introduce new products and maintain its approvals to market existing drugs.

While non-compliance with Government Agencies’ regulations can result in refusal to allow entry, seizure, fines or injunctive actions to prevent the sale of products, no material actions against the Group or its products have recently occurred. The Group believes that it is in material compliance with all Government Agencies’ regulations. In February 2009, our Canadian manufacturing facility received a warning letter from the FDA (the “Warning Letter”) expressing concern identified during a July 2008 inspection about certain quality control systems, including failure to complete investigations of quality issues in a timely manner. After a formal current Good Manufacturing Practices (“cGMP”) re-inspection was conducted by the FDA in February 2011, the FDA informed the Company on April 19, 2011 that the site has an acceptable regulatory status. Therefore, the issues noted in the February 5, 2009 Warning Letter are considered to be resolved. This has not had a material impact on the Company’s financial condition.

While the majority of the Company’s products are either synthesized by the Company itself or are derived from multiple source materials, some raw materials and certain products are currently obtained from single domestic or foreign suppliers. The Company does not believe that any interruption of supply from a single supplier would have a material adverse effect on the Company’s results of operations and financial position. To date, the Group has not experienced difficulties in obtaining raw materials or other materials.

The Company issued a letter dated September 20, 2010, to Sun Pharmaceutical Industries Ltd. (Reuters: SUN.BO, Bloomberg: SUNP IN, NSE: SUNPHARMA, BSE: 524715) (“Sun Pharma”) and its affiliates (“Sun”) and Alkaloida Chemical Company Exclusive Group Ltd. (“Alkaloida”) and Alkaloida acknowledging the valid exercise by Alkaloida of a certain Warrant No. 2 issued August 1, 2007 (the “Warrant”), for the purchase of 3,787,500 ordinary shares of Taro for an aggregate price of $22,725. With the exercise of Warrant No. 2, as well as the completion of the acquisition of the shares from the Levitt/Moros Shareholders and the acquisition of the shares from Templeton Asset Management Ltd. (“Templeton”) on November 1, 2010, Sun increased its ownership of Taro’s ordinary shares to 64.8% and, with Taro’s founders’ shares (which represent one-third of all voting shares of the Company), its voting rights to 76.5%.

On January 18, 2011, Alkaloida acquired 712,500 ordinary shares of Taro pursuant to the Warrant. Additionally, Alkaloida acquired 712,500 ordinary shares of the Company available pursuant to a certain Share Purchase Agreement dated May 18, 2007 between Alkaloida and the Company (the “SPA”). As a result of the exercise of the Warrant and the purchase of shares by Alkaloida pursuant to the SPA Sun Pharma owns, or controls, 29,497,933, or 66.3%, of the Company’s ordinary shares, and with the Company’s founders’ shares, 77.5% of the vote attributable to the share equity of the Company.

On October 18, 2011, the Company received a letter from Sun making a non-binding proposal for the acquisition of all of the issued and outstanding shares of Taro, not currently held by Sun, at a price of $24.50 per share, in cash. The Company’s Board of Directors formed an independent Special Committee to review and evaluate the offer which it continues to do with its independent financial and legal advisors.

The Company used the market approach in determining the fair value of the group of assets. During 2011 and 2010, the Company recorded further impairment charges on land, building and machinery of $784 and $2,617, respectively. In November 2009, the Company’s Irish subsidiary sold certain equipment, net of transaction costs, for $1,485.

During 2010, the Company closed the manufacturing facility in Ireland and decided to sell the facility. The Company has classified the losses attributable to its Irish subsidiary in the Consolidated Statements of Operations as losses from discontinued operations. See Note 2.bb.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2: — SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared according to United States generally accepted accounting principles (“U.S. GAAP”).

a.	Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Company’s most critical estimates are used in its determination of its sales incentives reserves (see Note 5), inventory reserves, income taxes, fixed assets, intangible assets, derivative instruments and contingencies.

b.	Financial statements in U.S. dollars:

A majority of the revenue of the Company and certain of its subsidiaries (exclusive of its Canadian, Irish, and U.K. subsidiaries – see below) is generated in U.S. dollars (“dollars”). In addition, a substantial portion of the costs of the Company and these subsidiaries is incurred in dollars. The Company’s management believes that dollars is the primary currency of the economic environment in which the Company and these subsidiaries operate. Thus, the functional and reporting currency of the Company and its subsidiaries is the dollar, requiring re-measurement from the local currency into dollars for each of these entities. All exchange gains and losses resulting from the re-measurement are reflected in the statement of operations as financial income or expenses, as appropriate.

The functional currency of the Company’s Canadian, Irish, and U.K. subsidiaries are the Canadian dollar, the Euro, and the British Pound, respectively.

Accordingly, the financial statements of the Canadian, Irish, and the U.K. subsidiaries have been translated into dollars. All balance sheet accounts have been translated using the exchange rates in effect at the balance sheet date. Amounts recorded in the statements of operations have been translated using the average exchange rate prevailing during the year. The resulting translation adjustments are reported as a component of shareholders’ equity under accumulated other comprehensive income.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. Inter-company transactions and balances have been eliminated in consolidation and non-controlling interest is included in shareholders’ equity.

Sun, through its wholly owned subsidiary, Taro Development Corporation (“TDC”), owns 3.125% of the shares that have economic rights and has 50% of the voting rights in Taro U.S.A.; with the Company owning the remaining shares and voting rights. In 1993, TDC signed an agreement with the Company to vote all of its shares in Taro U.S.A. in all elections of directors of Taro U.S.A. as the Company shall instruct. In May 2011, TDC renewed its commitment to the Company. TDC may terminate the agreement upon one year written notice. As of December 31, 2011, no such notice of termination has been provided. TDC is a minority shareholder in the Company by way of its ownership of Taro U.S.A. shares that have economic rights. Since losses applicable to TDC exceeded its interest in Taro U.S.A. equity and as TDC has no obligation to fund such losses, such losses and any further losses applicable to TDC were charged against the Company. Effective January 1, 2009, the Company adopted FASB ASC Section 810-10-65, “Consolidation – Overall – Transition and Open Effective Date Information – Transition Related to FASB Statements No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51, and No. 164, Not-for-Profit Entities: Mergers and Acquisitions.” This standard requires that the Company allocate income or loss attributable to the non-controlling interest based on the respective ownership percentages. This aspect of the standard was adopted on a prospective basis.

d.	Cash and cash equivalents:

Cash equivalents are short-term, highly-liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.

Short-term bank deposits:

Bank deposits with maturities of more than three months but less than one year are included in short-term deposits. Such deposits are stated at cost which approximates market values.

e.	Marketable securities:

Marketable securities are comprised primarily of bonds issued by government municipalities. These marketable securities covered by FASB ASC Section 320-10-25, “Investments: Debt and Equity Securities – Overall – Recognition,” were designated as available-for-sale. Accordingly, these securities are stated at fair value, with unrealized gains and losses reported in accumulated other comprehensive income, a separate component of shareholders’ equity.

Realized gains and losses on sale of investments are included in “financial (income) expenses, net” and are derived using the specific identification method for determining the cost of securities.

The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization together with interest and dividends on securities are included in “financial (income) expenses, net”.

The Company recognizes an impairment charge when a decline in the fair value of its investments in debt securities is below the cost basis of such securities is judged to be other-than-temporary. Factors considered in making such a determination include the duration and severity of the impairment, the reason for the decline in value, the potential recovery period and the Company’s intent to sell, including whether it is more likely than not that the Company will be required to sell the investment before recovery of cost basis. For securities that are deemed other-than-temporarily impaired, the amount of impairment is recognized in “financial (income) expenses, net” in the Consolidated Statements of Operations and is limited to the amount related to credit losses, while impairment related to other factors is recognized in other comprehensive income.

During 2011, 2010, and 2009, the Company did not own nor sell any marketable securities previously impaired.

f.	Allowance for doubtful accounts:

The allowance for doubtful accounts is calculated primarily with respect to specific balances, which, in the opinion of the Company’s management, are doubtful of collection. The allowance, in the opinion of the Company’s management, is sufficient to cover probable uncollectible balances. See Note 4.

g.	Inventories:

Inventories are stated at the lower of cost or net realizable value. Inventory reserves are provided to cover risks arising from slow-moving items, short-dated inventory, excess inventory or obsolescence. Changes in these provisions are charged to cost of sales. Cost is determined as follows:

Raw and packaging materials – average cost basis.

Finished goods and work in progress – average production costs including materials, labor and direct and indirect manufacturing expenses.

Purchased products for commercial purposes – average cost basis.

h.	Deferred income taxes:

Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the financial accounting and tax basis of assets and liabilities under the applicable tax laws, and on tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. A valuation allowance is provided if, based upon the weight of available evidence, it is “more likely than not” that a portion of the deferred tax assets will not be realized. Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

i.	Property, plant and equipment:

(1)	Property, plant and equipment are stated at cost, net of accumulated depreciation. Payroll and other costs that are direct incremental costs necessary to bring an asset to the condition of its intended use incurred during the construction and validation period of property, plant and equipment are capitalized to the cost of such assets.

(2)	Interest costs are capitalized in accordance with FASB ASC Subtopic 835-20, “Interest – Capitalization of Interest.”

(3)	Depreciation is calculated utilizing the straight-line method over the estimated useful lives of the assets, from the date the assets are ready for their intended use, at the following annual rates:

%
Buildings	2.5 - 10
Machinery and equipment	5 - 20 (mainly 10)
Motor vehicles	15 - 20
Furniture, fixtures, office equipment and computer equipment	6 - 33 (mainly 20)

Leasehold improvements are depreciated using the straight-line method over the shorter of their useful lives or the terms of the leases (generally 5-10 years).

(4)	The Group accounts for costs of computer software developed or obtained for internal use in accordance with FASB ASC Subtopic 350-40, “Intangibles: Goodwill and Other – Internal-Use Software.” FASB ASC Subtopic 350-40 requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software during the application development stage. During the years 2011 and 2010, the Group capitalized $0 and $40 of software costs, respectively. Software costs are amortized using the straight-line method over their estimated useful life of three years.

j.	Lease of land from Israel Land Administration:

The Company leases land from the Israel Land Administration (“ILA”), which is accounted for pursuant to FASB ASC Subtopic 840-20, “Leases – Operating Leases.” Taro leases several parcels from the ILA. The lease period of the industrial parcels ends between 2018 and 2058. The Company has the right to extend each of the lease agreements for an additional period of 49 years. The ILA lease agreements are standard agreements covering substantial portions of the land of Israel. The standard agreements call for a Lease Period of 49 years, with an option for one additional Lease Period (i.e., total of 98 years). The ownership of the land is not transferred at the end of the lease period and there is no option to buy the land at the end of such period. The expectation, based on practice and accumulated experience is that the renewal price would be substantially below fair market value. Since such leases do not qualify as a capital lease, they are being accounted for as operating leases. The prepaid lease amount is included in long-term receivables and other assets and amortized over the term of the lease.

k.	Goodwill:

The Company follows the provisions of FASB ASC Subtopic 350-20, “Intangibles: Goodwill and Other – Goodwill.” Goodwill is not amortized, but rather is subject to an annual impairment test (or more frequently if impairment indicators arise).

FASB ASC Subtopic 350-20 prescribes a two-phase process for impairment testing of goodwill. The first phase screens for impairment; while the second phase (if necessary) measures impairment.

In the first phase of impairment testing, goodwill attributable to one reporting unit is tested for impairment by comparing the fair value of the reporting unit with the carrying value of the reporting unit. When the carrying value exceeds the fair value, the second phase of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess.

The Company operates in one operating segment, comprising its only reporting unit. Fair value of the reporting unit is determined using market capitalization. The Company performs its annual impairment test during the fourth fiscal quarter of each year. As of December 31, 2011 and 2010, no impairment loss had been identified.

l.	Intangible assets and deferred charges and long-lived assets:

Intangible assets and deferred charges:

Acquired intangible assets and product rights to be held and used are not considered to have an indefinite useful life and are amortized over their useful life of a weighted-average amortization period of 14 years using a straight-line method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with FASB ASC Topic 350, “Intangibles-Goodwill and Other.”

Debt issuance costs in respect to long-term loans from institutional investors and bondholders are deferred and amortized under the effective interest method over the term of the loans from institutional investors and bondholders.

Long-lived assets:

The Group’s long-lived assets, excluding goodwill, are reviewed for impairment in accordance with FASB ASC Topic 360, “Property, Plant and Equipment,” whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment exists when the carrying amount of the asset exceeds the aggregate future undiscounted cash flows expected to be generated by the asset. The impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the asset. In the years ended December 31, 2011, 2010 and 2009, the Company recorded $784, $2,617 and $3,363 impairment loss, respectively, in operating expenses, primarily related to the fixed assets of its Irish facility.

m.	Comprehensive income:

The Company accounts for comprehensive income in accordance with FASB ASC Topic No. 220, “Comprehensive Income.” This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders’ equity during the period except those resulting from investments by, or distributions to, shareholders. The Company determined that its items of other comprehensive income relates to gain and loss on hedging derivative instruments and unrealized gains and losses on available for sale securities.

n.	Treasury shares:

The Company repurchases its ordinary shares from time to time on the open market and holds such shares as treasury stock. The Company presents the cost to repurchase treasury stock as a reduction of shareholders’ equity.

From time to time the Company may reissue treasury shares, upon exercise of options and upon vesting of restricted stock units. When treasury stock is reissued, the Company accounts for the re-issuance in accordance with FASB ASC Subtopic 505-30, “Equity – Treasury Stock,” and charges the excess of the purchase cost, including related stock-based compensation expenses, over the re-issuance price (loss) to retained earnings. The purchase cost is calculated based on the specific identification method.

In cases where the purchase cost is lower than the re-issuance price, the Company credits the difference to additional paid-in capital.

o.	Revenue recognition:

The Company recognizes revenue from product sales when title and risk of loss have transferred to its customers and when the criteria in FASB ASC Subtopic 605-15, “Revenue Recognition – Products,” have been satisfied. Those criteria generally require that (i) persuasive evidence of an arrangement exists; (ii) product delivery has occurred; (iii) the price to customers is fixed or determinable; (iv) collectability is reasonably assured, and (v) the amount of product returns, chargebacks, rebates and other sales deductions can be reasonably estimated. The Company ships products to its customers only in response to, and to the extent of, the orders that customers submit to the Company. Depending on the terms of our customer arrangements, revenue is recognized when the product is received by the customer (“FOB Destination Point”) or at the time of shipment (“FOB Shipping Point”).

When the Company recognizes and records revenue from the sale of its pharmaceutical products, the Company, in the same financial reporting period, records an estimate of various future deductions related to the sale. This has the effect of reducing the amount of reported product sales. These deductions include the Company’s estimates, which may require significant judgment of chargebacks, product returns, rebates, cash discounts and other sales deductions.

Chargebacks result from pricing arrangements the Company has with end-user customers establishing contract prices which are lower than the wholesalers’ acquisition costs or invoice prices. When these customers buy the Company’s products from their wholesaler of choice, the wholesaler issues a credit memo (chargeback) to the Company for the difference between the invoice price and the end-user contract price. Chargeback reserves are estimated using current wholesaler inventory data beyond the Company’s control, and historical data. Due to the passage of time from the balance sheet date to the issuance of these financial statements, the Company has considered actual wholesaler returns in estimating its chargeback reserve.

Product returns result from agreements allowing the Company’s customers to return unsold inventory that is expired or close to expiration. Product return reserves are calculated using the average lag period between sales and product expiry, historical product returns experience, and specific return exposures to estimate the potential obligation for returns of inventory in the distribution channel.

Rebates result from contractual agreements with the Company’s customers and are earned based on the Company’s direct sales to customers or the Company’s customers’ sales to third parties. Rebate reserves from the Company’s direct sales to customers and the Company’s customers’ sales to third parties are estimated using historical and contractual data.

The Company generally offers discounts to its customers for payments within a certain period of time. Cash discount reserves are calculated by multiplying the specified discount percentage by the outstanding receivable at the end of each period.

Reserves for returns, Medicaid and indirect rebates are included in current liabilities. All other sales deductions allowances are recorded as accounts receivable reserves. The reserve for returns is included in current liabilities as substantially all of these returns will not be realized until after the year-end accounts receivable balances are settled. Medicaid and indirect rebates are included in current liabilities because the Company does not have direct customer relationships with any of the payees. See Notes 5 and 13.

The Company offers incentives to certain resellers and retailers through various marketing programs where the Company agrees to reimburse them for advertising costs incurred to include the Company’s products. The Company accounts for these in accordance with FASB ASC Subtopic 605-50, “Revenue Recognition – Customer Payments and Incentives,” as reductions of revenue unless the customer receives an identifiable benefit in exchange for the consideration that is sufficiently separable from the customer’s purchase of the products and the fair value of the benefits can be reasonably estimated.

p.	Research and development:

Research and development expenses, net of grants received, are charged to expense as incurred.

q.	Royalty-bearing grants:

Royalty-bearing grants from the government of Israel through the Office of the Chief Scientist for funding approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the related costs incurred. The Company did not earn any grants during the years ended December 31, 2011, 2010, and 2009.

r.	Advertising expenses:

The Group expenses advertising costs as incurred. Product samples are recorded within prepaid expense on the consolidated balance sheet and recorded within advertising expenses when provided to potential customers. Advertising expenses were $7,270, $6,217 and $5,505 for the years ended December 31, 2011, 2010 and 2009, respectively.

s.	Income taxes:

Income taxes are accounted for in accordance with FASB ASC Topic 740, “Income Taxes”. FASB ASC Topic 740 prescribes the use of the liability method, whereby deferred tax asset and liability account balances are determined for temporary differences between the financial reporting and tax basis of assets and liabilities, and for carryforward losses and credits. Deferred taxes are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. As of December 31, 2011 and 2010, the Company’s management determined that it was more likely than not that the Company will not benefit from the deferred tax assets in the Ireland and certain other subsidiaries. Therefore, for these locations a full valuation allowance was provided against the deferred tax assets. In future years, if it is more likely than not that the Company will be in a position to utilize its deferred tax asset, the valuation allowance for such assets may be modified.

t.	Sales and other taxes collected and remitted to governmental authorities:

The Company collects various taxes from customers and remits them to governmental authorities. These taxes are recorded on a net basis and therefore do not impact the statement of operations.

u.	Basic and diluted net income per share attributable to Taro:

Basic net income per share is calculated based on the weighted-average number of ordinary shares outstanding during each year. Diluted net income per share is calculated based on the weighted-average number of ordinary shares outstanding during each year, plus potential dilutive ordinary shares considered outstanding during the year (except where anti-dilutive), in accordance with FASB ASC Topic 260, “Earnings per Share.”

v.	Freight and distribution costs:

In accordance with FASB ASC Subtopic 605-45, “Revenue Recognition – Principal Agent Considerations,” the Company’s accounting policy is to classify shipping and handling costs as a part of sales and marketing expense. Freight and distribution costs and distribution warehousing costs related to shipping and handling to customers, primarily through the use of common carriers or external distribution services amounted to $8,169, $11,689 and $10,206 for the years ended December 31, 2011, 2010 and 2009, respectively.

w.	Accounting for stock-based compensation:

The Company recognizes compensation expense in accordance with FASB ASC Topic 718, “Compensation: Stock Compensation” for the value of its awards granted subsequent to January 1, 2006, based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. FASB ASC Topic 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Estimated forfeitures are based on actual historical pre-vesting forfeitures. For awards granted prior to January 1, 2006, the Company recognizes compensation expense based on the straight line-method over the requisite service period of each of the awards. Forfeitures were previously accounted for as they occurred, but have been estimated with the adoption of FASB ASC Topic 718 for those awards not yet vested. Upon the adoption of FASB ASC Topic 718 the expected life of the option is estimated using the “simplified” method as provided in SAB 107. Under this method, the expected life equals the arithmetic average of the vesting term and the original contractual term of the option. On December 21, 2007, the SEC issued SAB No. 110 (“SAB 110”), codified as Topic 14.D.2 which, effective January 1, 2008, amends and replaces SAB 107. The Company currently uses the simplified method as adequate historical experience is not available to provide a reasonable estimate. The Company adopted SAB 110 effective January 1, 2008 and will continue to apply the simplified method until sufficient historical experience is available to provide a reasonable estimate of the expected term for stock option grants.

Stock Options: The Company did not grant any options during 2011 or 2010. The fair value of options granted in 2009 under the Stock Incentive Plan is amortized over their vesting period on a straight-line basis and estimated at the date of grant using a Black-Scholes options pricing model with the following assumptions:

	2011	2010	2009
Dividend yield	N/A	N/A	0%
Expected volatility	N/A	N/A	44.5%
Risk-free interest rate	N/A	N/A	1.7%
Expected life of up to	N/A	N/A	6.9 years

The risk-free interest rate is based upon the yields of U.S. Treasury Bills with maturity terms similar to those of the expected lives of the options at the time of grant. The expected volatility is based upon daily movements in the Company’s stock price.

The Company applies FASB ASC Subtopic 505-50, “Equity - Equity-Based Payments to Non-Employees” with respect to options issued to non-employees. FASB ASC Subtopic 505-50 requires the use of option valuation models to measure the fair value of the options granted. Compensation expensed to non-employees was not material.

Estimated forfeitures are based on estimates for 2011, and actual historical pre-vesting forfeitures for 2010 and 2009.

x.	Concentrations of credit risk:

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, bank deposits and trade receivables. Cash and cash equivalents and bank deposits are principally invested in major banks in Israel, the United States and Canada. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Group’s cash and cash equivalents and bank deposits are financially sound and that low credit risk therefore exists with respect to these financial instruments. Generally, these deposits may be redeemed upon demand and, therefore, bear minimal risk.

The Group’s trade accounts receivables are mainly derived from sales to customers in the United States, Canada, Europe and Israel. At December 31, 2011, four different customers in the United States represented approximately 18%, 17%, 12% and 10% of the trade accounts receivable, net. The Group has adopted credit policies and standards intended to mitigate inherent risk while accommodating sales growth. The Group performs ongoing credit evaluations of its customers’ financial condition when deemed necessary, but does not generally require collateral for its customers’ accounts receivable.

y.	Fair value of financial instruments:

The carrying amounts of cash and cash equivalents, bank deposits, trade and other receivables and trade and other payables approximate their fair value, due to the short-term maturities of these instruments.

The carrying amount of long-term bank deposits approximates their fair value because such deposits bear market interest rates.

The carrying amounts of the Group’s borrowing arrangements under its short-term and long-term debt agreements approximate their fair value since the loans bear interest at rates that approximate the Group’s incremental borrowing rates for similar types of borrowing arrangements.

The fair value of currency and interest rate contracts is determined by discounting to the present all future cash flows of the currencies to be exchanged at interest rates prevailing in the market for the period the currency exchanges are due and expressing the results in U.S. dollars at the current spot foreign currency exchange rate.

z.	Accounting for derivatives:

FASB ASC Topic 815, “Derivatives and Hedging,” requires companies to recognize all of their derivative instruments as either assets or liabilities in the statement of financial position at fair value. The accounting for changes (i.e., gains or losses) in the fair value of a derivative instrument depends on whether the instrument has been designated and qualifies as part of a hedging relationship and on the type of hedging relationship. For derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument as a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. The designation is based upon the nature of the exposure being hedged. At December 31, 2011 and 2010, no derivative instruments were designated as hedging instruments.

For derivative instruments not designated as hedging instruments, the gain or loss is recognized in financial income/expense in current earnings during the period of change. See Note 10.

aa.	Fair value measurements:

Effective January 1, 2008, the Company adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures.” FASB ASC Topic 820 provides a fair value hierarchy that distinguishes between assumptions based on market data obtained from independent sources (observable inputs) and those based on an entity’s own assumptions (unobservable inputs). FASB ASC Topic 820 also requires additional disclosure about fair value measurements. The adoption of FASB ASC Topic 820 did not impact the Company’s consolidated balance sheet nor consolidated statement of operations.

bb.	Discontinued operations:

Under FASB ASC 205, “Presentation of Financial Statements – Discontinued Operations,” when a component of an entity, as defined in ASC 205, has been disposed of or is classified as held for sale, the results of its operations, including the gain or loss on the disposed component, should be classified as discontinued operations and the assets and liabilities of such component should be classified as assets and liabilities attributed to discontinued operations; that is, provided that the operations, assets and liabilities of the component have been eliminated from the Company’s consolidated operations and the Company will no longer have any significant continuing involvement in the operations of the component.

cc.	Impact of recently issued accounting standards:

In October 2009, the FASB issued Accounting Standard Update (“ASU”) No. 2009-13, “Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements”. ASU 2009-13 revises the current model for recording revenue from multiple element arrangements and expands disclosure requirements. This standard requires entities to allocate revenue in an arrangement at inception using estimated selling prices of the delivered goods and services based on a selling price hierarchy. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 will be effective for arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. The Company does not currently have any multiple element arrangements. Accordingly, the Company’s adoption of ASU 2009-13 did not have a material impact on the results of operations or financial condition.

In December 2010, the FASB issued ASU No. 2010-27, “Other Expenses (Topic 720): Fees Paid to the Federal Government by Pharmaceutical Manufacturers (a consensus of the FASB Emerging Issues Task Force).” This standard addresses how fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act should be recognized and classified in the income statements of pharmaceutical manufacturers. Under the proposal, the annual fee would be recognized as a liability for the total amount and a corresponding deferred cost over the calendar year. This is a liability and presented as an operating expense. This ASU is effective for calendar years beginning after December 31, 2010. The adoption of ASU 2010-27 did not impact the company’s financial statements during 2011 as there were immaterial amounts charged and the Company anticipates the fees to be less than 0.2% of net sales in 2012.

In December 2010, the FASB also issued ASU No. 2010-28, “Intangibles—Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (a consensus of the FASB Emerging Issues Task Force).” Under this standard, if the carrying amount of a reporting unit is zero or negative, an entity must assess whether it is more likely than not that goodwill impairment exists. To make that determination, an entity should consider whether there are adverse qualitative factors that could impact the amount of goodwill, including those listed in ASC 350-20-35-30. As a result of the new guidance, an entity can no longer assert that a reporting unit is not required to perform the second step of the goodwill impairment test because the carrying amount of the reporting unit is zero or negative, despite the existence of qualitative factors that indicate goodwill is more likely than not impaired. The equity or enterprise valuation premise can be used to determine the carrying amount of a reporting unit. ASU 2010-28 is effective for public entities for fiscal years, and for interim periods within those years, beginning after December 15, 2010, with early adoption prohibited. The Company’s goodwill test does not currently have a zero or negative carrying amount where this standard would apply.

In April 2011, the FASB issued ASU No. 2011-03, “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 removes from the assessment of effective control (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee, and (2) the collateral maintenance implementation guidance related to that criterion for an agreement to transfer financial assets that both entitle and obligate the transferor to repurchase or redeem the financial assets before their maturity. This update is effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Early adoption is not permitted. Currently, Taro does not have nor is anticipating entering into any repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This standard amends Topic 820 by clarifying the following related to fair value measurement: (1) that the application of the highest and best use and valuation premise concepts apply only to nonfinancial assets which might affect entities using the in-use valuation premise to measure the fair value of financial assets, (2) provide additional requirements specific to measuring the fair value of an instrument classified in an entity’s shareholders’ equity and (3) that a reporting entity should disclose quantitative information about the unobservable inputs used in a level 3 fair value measurement. This update is effective during interim and annual periods beginning after December 15, 2011 on a prospective basis. Early application is not permitted. Currently, Taro does not apply the highest and best use and valuation premise concepts, is not measuring the fair value of an instrument classified in shareholders equity, nor does Taro have any level 3 fair value instruments.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income.” This standard changes the method of presenting comprehensive income. The amendment requires entities to report both the components of net income (i.e.: statement of operations) and the components of other comprehensive income either in a single continuous statement (e.g.: statement of comprehensive income) or in two separate but consecutive statements. ASU 2011-05 eliminates the option for an entity to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. The amendments will be applied retrospectively and will effect interim and annual periods beginning after December 15, 2011. Although this standard will not have a material financial impact on Taro’s financial statements, it will change how Taro presents the components of other comprehensive income by presenting it with the components of net income as mentioned above and no longer presenting it as part of the statement of changes in shareholders’ equity.

In September 2011, the FASB issued ASU No. 2011-08, “Goodwill and Other (Topic 350): Testing Goodwill for Impairment.” This standard provides the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. ASU 2011-08 intends to simplify how entities test goodwill for impairment. Under this update, an entity is not required to calculate the fair value of a reporting unit unless the entity determines through assessing the totality of qualitative factors that it is more likely than not that its fair value is less than its carrying amount. If there is a determination that the fair value is less than its carrying amount, then the entity would perform the two-step goodwill impairment test described in ASC Topic 350, “Intangibles – Goodwill and Other.” The amendments in this update are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with early adoption permitted for impairment tests performed as of a date before September 15, 2011, if the entity’s financial statements for the most recent period have not been issued. Although this standard will not have a material financial impact on Taro’s financial statements, it provides an option to simplify the goodwill impairment evaluation it performs annually.

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet (Topic 210): Testing Disclosures about Offsetting Assets and Liabilities.” This standard requires additional disclosure about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or subject to an enforceable master netting arrangement or similar agreement. The amendments in this update are effective for interim and annual reporting periods beginning on or after January 1, 2013. Although this standard will not have a financial impact on Taro’s financial statements, it will require additional disclosure should Taro enter into offsetting financial and derivative instruments.

In December 2011, the FASB issued ASU No. 2011-12, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income.” This standard delays implementation of a portion of ASU No. 2011-05 that requires an entity to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. While the Board is considering the operational concerns about the presentation requirements for reclassification adjustments and the needs of financial statement users for additional information about reclassification adjustments, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before ASU No. 2011-05. This update is effective for those annual periods beginning after December 15, 2011. This standard delays a portion of ASU No. 2011-05, and although it will not have a financial impact on Taro’s financial statements, it will require presentation of reclassification adjustments and their effects to other comprehensive income and the income statement upon implementation.

Short-Term Investments	12 Months Ended
Dec. 31, 2011
Short-Term Investments [Abstract]
SHORT-TERM INVESTMENTS

NOTE 3: — SHORT-TERM INVESTMENTS

a.	The following is a summary of marketable securities which are classified as available-for-sale:

	December 31,
	2011			2010
	Amortized cost	Unrealized gain	Market value	Amortized cost	Unrealized loss	Market value
Available-for-sale:
Government debentures	$2,825	$76	$2,901	$3,923	$(230)	$3,693

b.	The estimated fair value of available-for-sale investments as of December 31, 2011 and 2010 by contractual maturity, are as follows:

	December 31,
	2011		2010
	Cost	Market Value	Cost	Market Value
Available-for-sale government debentures:
Matures in more than five years	$2,848	$2,901	$3,878	$3,693

	$2,848	$2,901	$3,878	$3,693

Accounts Receivable and Other	12 Months Ended
Dec. 31, 2011
Accounts Receivable and Other and Long-Term Receivables and Other Assets [Abstract]
ACCOUNTS RECEIVABLE AND OTHER

NOTE 4: — ACCOUNTS RECEIVABLE AND OTHER

a.	Trade, net:

The following tables summarize the impact of accounts receivable reserves and allowance for doubtful accounts on the gross trade accounts receivable balances at each balance sheet date:

	December 31,
	2011	2010
Trade accounts receivable, gross	$206,917	$141,532

Reserves for sales deductions:
Chargebacks	(20,145)	(26,559)
Customer rebates	(31,898)	(18,975)
Other sales deductions	(33,878)	(22,518)
Allowance for doubtful accounts	(164)	(74)

Trade accounts receivable, net	$120,832	$73,406

b.	Other receivables and prepaid expenses:

	December 31,
	2011	2010
Prepaid expenses	$6,915	$4,543
Deferred income taxes	82,885	37,855
Government authorities	1,655	2,409
Advances to suppliers	367	1,452
Derivative instruments	1,693	1,917
Other	829	1,075

	$94,344	$49,251

Sales Incentives	12 Months Ended
Dec. 31, 2011
Sales Incentives [Abstract]
SALES INCENTIVES

NOTE 5: — SALES INCENTIVES

When the Company recognizes and records revenue from the sale of its pharmaceutical products, it records an estimate in the same financial reporting period for product returns, chargebacks, rebates and other sales deductions, which are reflected as reductions of the related gross revenue. The Company regularly monitors customer inventory information at its three largest wholesale customers to assess whether any excess product inventory levels may exist. The Company reviews this information together with historical product and customer experience, third-party prescription data, industry and regulatory changes and other relevant information and revises its estimates as necessary.

The Company’s estimates of inventory in the distribution channel are based on inventory information reported to it by its major wholesale customers, historical shipment and return information from its accounting records, and third-party data on prescriptions filled. The Company’s estimates are subject to inherent limitations pertaining to reliance on third-party information.

The Company considers all information available subsequent to the balance sheet date, but before the issuance of the financial statements, that provides additional evidence with respect to conditions existing at the balance sheet date and adjusts the reserves accordingly.

Product returns:

Consistent with industry practice, the Company generally offers its customers the right to return inventory within three to six months prior to product expiration and up to 12 months thereafter (the “return period”). Product returns are identified by their manufacturing lot number. Because the Company manufactures in bulk, lot sizes are generally large and, therefore, shipments of a particular lot may occur over a one-to-three month period. As a result, although the Company cannot associate a product return with the actual shipment in which such lot was included, the Company can reasonably estimate the period (in months) over which the entire lot was shipped and sold. The Company uses this information to estimate the average time period between lot shipment (and sale) and return for each product, which the Company refers to as the “return lag.” The shelf life of most of the Company’s products ranges between 18-36 months. Because returns of expired products are heavily concentrated during the return period, and given the Company’s historical data, it is able to reasonably estimate return lags for each of its products. These return lags are periodically reviewed and updated, as necessary, to reflect the Company’s best knowledge of facts and circumstances. Using sales and return data (including return lags), the Company determines a rolling average monthly return rate to estimate its returns reserve. The Company supplements this calculation with additional information including customer and product specific channel inventory levels, competitive developments, external market factors, the Company’s planned introductions of similar new products and other qualitative factors in evaluating the reasonableness of the returns reserve. The Company continuously monitors factors that could affect its estimates and revises the reserves as necessary. The Company’s estimates of expected future returns are subject to change based on unforeseen events and uncertainties.

The Company’s product returns reserve for the year ended December 31, 2009 considered actual product returns experienced subsequent to the balance sheet dates to validate the product returns reserve estimate based on the methodology described above.

The Company monitors the levels of inventory in its distribution channels to assess the adequacy of the product returns reserve and to identify potential excess inventory on hand that could have an impact on its revenue recognition. The Company does not ship products to its wholesalers when it appears they have an excess of inventory on hand, based on demand and other relevant factors, for that particular product. Additionally, as a general practice, the Company does not ship products that have less than 12 months until expiration (i.e., “short-dated sales”).

Chargebacks:

The Company has arrangements with certain customers that allow them to buy its products directly from its wholesalers at specific prices. Typically these price arrangements are lower than the wholesalers’ acquisition costs or invoice prices. In exchange for servicing these third party contracts, the Company’s wholesalers can submit a “chargeback” claim to the Company for the difference between the price sold to the third party and the price at which they purchased the product from us. The Company generally pays chargebacks on generic products, whereas branded proprietary products are typically not eligible for chargeback claims. The Company considers many factors in establishing its chargeback reserves including inventory information from its largest wholesale customers and the completeness of their reports, estimates of Taro inventory held by smaller wholesalers and distributors, processing time lags, contract and non-contract sales trends, average historical contract pricing, actual price changes, actual chargeback claims received from the wholesalers, Taro sales to the wholesalers and other relevant factors. The Company’s chargeback provision and related reserve varies with changes in product mix, changes in pricing, and changes in estimated wholesaler inventory. The Company reviews the methodology utilized in estimating the reserve for chargebacks in connection with analyzing its product returns reserve each quarter and makes revisions as considered necessary to reasonably estimate its potential future obligation.

Rebates and other deductions:

The Company offers its customers various rebates and other deductions based primarily on their volume of purchases of its products. Chain wholesaler rebates are rebates that certain chain customers claim for the difference in price between what the chain customer paid a wholesaler for a product purchase and what the chain customer would have paid if such customer had purchased the same product directly from the Company. Cash discounts, which are offered to the Company’s customers, are generally 2% of the gross sales price, and provide the Company’s customers an incentive for paying within a specified time period after receipt of invoice. Medicaid rebates are earned by states based on the amount of the Company’s products dispensed under the Medicaid plan. Billbacks are special promotions or discounts provided over a specific time period to a defined customer base and for a defined product group. Distribution allowances are a fixed percentage of gross purchases for inventory shipped to a national distribution facility that the Company pays to its top wholesalers on a monthly basis. Administration fees are paid to certain wholesalers, buying groups, and other customers for stocking the Company’s products and managing contracts and servicing other customers. Shelf-stock adjustments, which are customary in the generic pharmaceutical industry, are based on customers’ existing levels of inventory and the decrease in the market price of the related product. When market prices for the Company’s products decline, the Company may, depending on its contractual arrangements, elect to provide shelf-stock adjustments and thereby allow its customers with existing inventories to compete at the lower product price. The Company uses these shelf-stock adjustments to support its market position and to promote customer loyalty.

The Company establishes reserves for rebates and these other various sales deductions based on contractual terms and customer purchasing activity, tracking and analysis of rebate programs, processing time lags, the level of inventory in the distribution channel and other relevant information. Based on the Company’s historical experience, substantially all claims for rebates and other sales deductions are received within 24 months. For the year ended December 31, 2009, the Company considered subsequent actual claims submitted by its customers in determining the Company’s reserves and related statements of operations impact for rebates and other sales deductions.

As discussed above, the Company believes it has the experience and information that it believes are necessary to reasonably estimate the amounts of reserves for its sales incentives programs. Several of the assumptions used by the Company for certain estimates are based on information received from third parties, such as wholesale customer inventory levels, market data, and other factors beyond the Company’s control. The most critical estimates in determining these reserves, and the ones therefore that would have the largest impact if these estimates were not accurate, are related to contract sales volumes, average contract pricing, customer inventories and return volumes. The Company regularly reviews the information related to these estimates and adjusts its reserves accordingly, if and when actual experience differs from previous estimates.

Use of estimates in reserves:

The Company believes that its reserves, allowances and accruals for items that are deducted from gross revenue are reasonable and appropriate based on current facts and circumstances. Changes in actual experience or changes in other qualitative factors could cause the Company’s allowances and accruals to fluctuate, particularly with newly launched or acquired products. The Company regularly reviews the rates and amounts in its reserve estimates. If future estimated rates and amounts are significantly greater than those reflected in the Company’s recorded reserves, the resulting adjustments to those reserves would decrease the Company’s reported net revenue; conversely, if actual product returns, rebates and chargebacks are significantly less than those reflected in the Company’s recorded reserves, the resulting adjustments to those reserves would increase the Company’s reported net revenue. If the Company were to change its assumptions and estimates, its reserves would change, impacting the net revenue that the Company reports. The Company regularly reviews the information related to these estimates and adjusts its reserves accordingly, if and when actual experience differs from previous estimates.

The following tables summarize the activities for sales deductions and product returns for the years ended December 31, 2011 and 2010:

For the Year Ended December 31, 2011
	Beginning balance	Provision recorded for current period sales	Credits processed/ Payments	Ending balance
Accounts Receivable Reserves
Chargebacks	$(26,559)	$(224,112)	$230,526	$(20,145)
Rebates and Other	(41,567)	(150,799)	126,426	(65,940)

Total	$(68,126)	$(374,911)	$356,952	$(86,085)

Current Liabilities
Returns	$(21,962)	$(23,242)	$14,482	$(30,722)
Other (1)	(13,099)	(51,462)	31,955	(32,606)

Total	$(35,061)	$(74,704)	$46,437	$(63,328)

For the Year Ended December 31, 2010
	Beginning balance	Provision recorded for current period sales	Credits processed/ Payments	Ending balance
Accounts Receivable Reserves
Chargebacks	$(19,360)	$(170,887)	$163,688	$(26,559)
Rebates and Other	(36,119)	(85,861)	80,413	(41,567)

Total	$(55,479)	$(256,748)	$244,101	$(68,126)

Current Liabilities
Returns	$(22,514)	$(13,146)	$13,698	$(21,962)
Other (1)	(15,264)	(25,979)	28,144	(13,099)

Total	$(37,778)	$(39,125)	$41,842	$(35,061)

(1)	Includes indirect rebates.

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
INVENTORIES

NOTE 6: — INVENTORIES

	December 31,
	2011	2010
Raw and packaging materials	$31,810	$27,857
Finished goods	51,699	33,709
Work in progress	17,762	15,979
Purchased products for commercial purposes and other	6,107	6,164

	$107,378	$83,709

As of December 31, 2011 and 2010, reserves recorded against inventories for slow-moving, short-dated, excess and obsolete inventory totaled $14,285 and $10,904, respectively.

As of December 31, 2011 and 2010, there were no pledges of inventory.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 7: — PROPERTY, PLANT AND EQUIPMENT

a.	Composition of assets grouped by major classifications are as follows:

	December 31,
	2011	2010
Cost:
Land	$9,521	$10,348
Buildings	141,547	140,806
Leasehold improvements	3,259	3,258
Machinery and equipment	150,230	147,904
Computer equipment	32,905	32,699
Motor vehicles	264	264
Furniture, fixtures and office equipment	8,969	8,915
Advances for property and equipment	501	679

	347,196	344,873

Accumulated depreciation and impairment charges:
Buildings	$41,852	$37,612
Leasehold improvements	3,186	3,208
Machinery and equipment	110,801	102,343
Computer equipment	31,479	30,968
Motor vehicles	239	229
Furniture, fixtures and office equipment	7,107	6,917

	194,664	181,277

Depreciated cost	$152,532	$163,596

Depreciation expenses were $15,154, $15,745, and $15,530 for the years ended December 31, 2011, 2010 and 2009, respectively. For related impairment charges, see Note 2.l.

b.	Cost of property, plant and equipment includes capitalized interest expenses, capitalized direct incremental costs (such as payroll and related expenses) and other internal costs incurred in order to bring the assets to their intended use in the amount of $16,832 as of December 31, 2011 and 2010. Capitalized interest and other costs were $0 and $40 for the years ended December 31, 2011 and 2010, respectively.

c.	Cost of computer equipment includes capitalized development costs of computer software developed for internal use in the amount of $4,689 and $4,701 as of December 31, 2011 and 2010, respectively.

d.	As for pledges – see Note 15.

Intangible Assets and Deferred Costs	12 Months Ended
Dec. 31, 2011
Intangible Assets and Deferred Costs [Abstract]
INTANGIBLE ASSETS AND DEFERRED COSTS

NOTE 8: — INTANGIBLE ASSETS AND DEFERRED COSTS

a.	Composition:

	December 31,
	2011	2010
Cost:
Product and distribution rights	$73,479	$73,525
Deferred charges in respect of loans and bonds from institutional investors	194	183
Other deferred costs	1,541	1,541

	75,214	75,249

Accumulated amortization and impairment charges:
Product and distribution rights	54,353	50,818
Deferred charges in respect of loans and bonds from institutional investors	177	166
Other deferred costs	1,512	1,494

	56,042	52,478

Amortized cost	$19,172	$22,771

b.	Amortization expenses related to product and distribution rights were $3,576, $3,083 and $2,915 for the years ended December 31, 2011, 2010 and 2009, respectively.

c.	As of December 31, 2011, the estimated amortization expense of product and distribution rights for 2012 to 2016 is as follows: 2012 - $3,454; 2013 - $3,412; 2014 - $3,171; 2015 - $2,971; 2016 - $2,964.

d.	The weighted-average amortization period for product rights is approximately 6 years.

Long-Term Receivables and Other Assets	12 Months Ended
Dec. 31, 2011
Accounts Receivable and Other and Long-Term Receivables and Other Assets [Abstract]
LONG-TERM RECEIVABLES AND OTHER ASSETS

NOTE 9: — LONG-TERM RECEIVABLES AND OTHER ASSETS

	December 31,
	2011	2010
Prepayment of land leased from Israel Land Administration (1)	$13,959	$14,176
Restricted bank deposits (2)	3,500	4,350
Derivative instruments (3)	2,232	5,485
Severance pay fund (4)	3,159	6,319
Long-term security deposit	237	310
Other	44	23

	$23,131	$30,663

(1)	The land is leased for a period of 49 years and is subject to renewal. This amount was prepaid. See Note 2.j.
(2)	Amount represents restricted bank deposits pursuant to an interest rate swap agreement associated with loan agreements in Israel. See Note 10.
(3)	See Note 10.
(4)	Under Israeli law, the Company and its Israeli subsidiaries are required to make severance or pension payments to dismissed employees and to employees terminating employment under certain other circumstances. Deposits are made with a pension fund or other insurance plans to secure pension and severance rights for the employees in Israel. These amounts represent the balance of the deposits in those funds (including profits) that will be used to cover the Company’s severance obligations. See Note 13.b.

The Company’s non-Israeli subsidiaries maintain defined contribution retirement savings plans covering substantially all of their employees. Under the plans, contributions are based on specific percentages of pay and are subject to statutory limits. The subsidiaries’ matching contribution to the plan was approximately $861, $839 and $1,018 for the years-ended December 31, 2011, 2010 and 2009, respectively.

	December 31,
	2011	2010	2009
Pension, retirement savings and severance expenses	$6,765	$7,614	$4,047

Derivative Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Financial Risk Management [Abstract]
DERIVATIVE INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

NOTE 10: — DERIVATIVE INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

The Company’s operations are exposed to market risks from changes in interest rates and currency exchange rates. Exposure to these risks is managed through normal operating and financing activities and, when appropriate, through derivative instruments.

a.	Interest rates:

The Company manages its risk to fluctuating interest rates by opportunistically using interest rate swaps to convert its floating rate debt into fixed rate obligations. These interest rate swaps are not designated as hedges and changes in the fair value of these instruments are reflected in earnings. The Company’s interest rate swaps are as follows.

In September 2005, the Company also entered into a mortgage agreement for its New York facility and concurrently entered into an interest rate swap with the intention to mitigate the variable mortgage interest rate risk by effectively establishing the mortgage rate at a fixed rate of 6.16%. At December 31, 2011 and 2010, the fair market value of the swap was a liability of $1,423 and $1,121, respectively, and was recorded in other long-term liabilities on the consolidated balance sheet. The Company recorded an unrealized (loss) gain of ($303), ($268) and $795 within financial expenses, net for the years ended December 31, 2011, 2010 and 2009, respectively. See Note 14.a.4.

b.	Currency exchange rates:

The Company manages its exposure to debt obligations denominated in currencies other than its functional currency by opportunistically using cross-currency swaps to convert its foreign currency debt payments into its functional currency. These cross-currency swaps are not designated as hedges and changes in fair value of these derivatives are reflected in earnings.

The following table sets forth the annual rate of inflation, the devaluation (appreciation) rate of the NIS and the Canadian dollar against the United States dollar and the exchange rates between the United States dollar and each of the NIS and the Canadian dollar at the end of the year indicated:

	Rate of Inflation		Rate of Devaluation (Appreciation) Against U.S. Dollar		Rate of Exchange of U.S. Dollar
Year	Israel (1)	Canada (2)	Israel (1)	Canada (2)	Israel (1)	Canada (2)
2010	2.66%	2.35%	(5.99%)	(4.97%)	3.55	0.99
2011	2.17%	2.30%	7.66%	2.25%	3.82	1.02

(1)	Per Bank of Israel
(2)	Statistics of Canada

From July 1999 to November 2000, the Company issued $24,000 of CPI plus 8.25% bonds denominated in NIS with terms of 10 years. At the same time, the Company entered into 9-10 year cross-currency swaps in which the Company received CPI plus 6% to 8.25% in NIS and paid LIBOR plus 0.6% to 3.3% in USD, based on the outstanding amount of the bonds. The last tranche of bonds matured in November 2010 along with the corresponding swaps. For the years ended December 31, 2010, and 2009, net gains of approximately $102 and $251 were recorded within financial expenses, net for these swaps.

In November 2003, the Company entered into loan agreements to borrow, in Israel, NIS 210,800 for an eleven-year term at an annual interest rate of 5.8%. At the same time, the Company entered into a USD/NIS, 5-year, CPI-adjusted currency swap in which it will receive at the end of the period the NIS amount linked to the CPI plus interest equal to 5.8% of the outstanding NIS balance, and will pay $47,190 plus a fixed rate of 5.9%. This swap matured on November 28, 2008, and was replaced on the maturity date by a USD/NIS, CPI-adjusted, 6-year currency swap. In accordance with this swap agreement, the Company will receive NIS 201,270 in six annual payments (equivalent of the remaining debt balance as of November 28, 2008), which is linked to the CPI plus additional interest equal to 5.8% of the outstanding NIS balance. The Company is required to pay $51,344 plus a fixed rate of 6.59%. At December 31, 2011, the fair market value of the swap was $3,165 comprised of a $933 asset (recorded in other receivables and prepaid expenses) and a $2,232 asset (recorded in long-term receivables and other assets). At December 31, 2010, the fair market value of the swap was $7,092 comprised of a $1,607 asset (recorded in other receivables and prepaid expenses) and a $5,485 asset (recorded in long-term receivables and other assets). The Company recorded net gains of $2,892, $3,356 and $3,708 within financial expenses, net for the years ended December 31, 2011, 2010 and 2009, respectively.

In October 2011, the Company entered into separate forward contracts to purchase the Israeli Shekel and the Canadian dollar on a monthly basis at agreed upon spot rates to hedge the variability of cash flows in U.S. dollars due to changes in the respective exchange rates. The forward contract to purchase the Shekel is for a total amount of $45,000 which is settled in monthly installments of $3,958 for the first six months and $3,541 for the last six months. The Company recorded a net loss of $1,705 for the year ended December 31, 2011 for this contract. The forward contract to purchase the Canadian dollar is for a total amount of $96,100 which is settled in monthly installments of $9,300 for the first six months and $8,267 for the last six months. The Company recorded a net gain of $822 for the year ended December 31, 2011 for this contract.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 11: — FAIR VALUE MEASUREMENTS

FASB ASC Topic 820 defines fair value as the price that would be received for an asset or paid to transfer a liability, from a selling party’s perspective, in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets and liabilities. Active market means a market in which transactions for assets or liabilities occur with “sufficient frequency” and volume to provide pricing information on an ongoing unadjusted basis.

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. The Company’s Level 2 assets primarily include derivative instruments. The Level 2 asset values are determined using valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and consider counterparty credit risk in the assessment of fair value.

Level 3: Unobservable inputs that are not corroborated by market data. The Company has no Level 3 assets or liabilities.

The fair value of the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Quoted Market Prices of Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Marketable securities	$2,901	$—	$—
Cross-currency swaps	—	3,165	—

	$2,901	$3,165	$—

Liabilities
Interest rate swap	$—	$1,423	$—

	December 31, 2010
	Quoted Market Prices of Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Marketable securities	$3,693	$—	$—
Cross-currency swaps		7,092	—

	$3,693	$7,092	$—

Liabilities
Interest rate swap	$—	$1,121	$—

Short-Term Bank Credit and Short-Term Loans	12 Months Ended
Dec. 31, 2011
Short-Term Bank Credit and Short-Term Loans and Long-Term Debt [Abstract]
SHORT-TERM BANK CREDIT AND SHORT-TERM LOANS

NOTE 12: — SHORT-TERM BANK CREDIT AND SHORT-TERM LOANS

Classified by currency, linkage terms and interest rates, the credit and loans are as follows:

	Weighted - average interest rate		Amount
	December 31,		December 31,
	2011	2010	2011	2010
Short-term bank credit and short-term loans:
In, or linked to, U.S. dollars (1)	0.00%	1.78%	$—	$14,885

			—	14,885
Reclass from long-term debt, included in the above amounts (1)			—	14,885

Total short-term loans			$—	$—

Total authorized credit lines and short-term loans			$—	$5,000

Unutilized credit lines			$—	$5,000

Weighted-average interest rates at the end of the year for all loans	0.00%	1.78%

(1)	Represents long-term debt reclassified as short-term due to covenant defaults at December 31, 2010.

Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities [Abstract]
OTHER LIABILITIES

NOTE 13: — OTHER LIABILITIES

a.	Other current liabilities:

	December 31,
	2011	2010
Returns reserve	$30,722	$21,962
Due to customers (1)	290	390
Employees and payroll accruals	12,840	17,401
Deferred revenue	351	1,052
Medicaid and indirect rebates	32,316	12,709
Accrued income taxes	55,553	12,882
Legal and audit fees	848	945
Accrued expenses	12,424	7,627
Interest payable	240	312
Deferred taxes	284	335
Derivative instruments	1,483	—
OCS and other royalties	1,865	2,771
Other	773	1,300

	$149,989	$79,686

(1)	Amount due to customers in excess of their outstanding balance as a result of chargebacks, rebates and other deductions.

b.	Other long-term liabilities:

	December 31,
	2011	2010
Accrued severance pay	$3,451	$7,013
Interest rate swap	1,423	1,121
Accrued taxes	60	442

	$4,934	$8,576

Long-Term Debt	12 Months Ended
Dec. 31, 2011
Short-Term Bank Credit and Short-Term Loans and Long-Term Debt [Abstract]
LONG-TERM DEBT

NOTE 14: — LONG-TERM DEBT

a.	Composed as follows:

	December 31,
	2011	2010
Loans from institutional investors and bonds (1)	$29,783	$41,607
Bank loans (2)	19	25
Mortgage for U.S. distribution facility (3) (4)	6,393	8,594
Mortgage for U.S. headquarters facility (4)	8,492	9,194

	44,687	59,420

Less: current maturities	17,073	13,310
Less: long-term debt reclassified as short-term loans (4)	—	14,885

	$27,614	$31,225

(1)	In 2003, the Company entered into two series of loan agreements, subsequently amended, with multiple lenders in Israel. Approximately half of the amount of the loans were issued in U.S. dollars at an interest rate of 6.0 – 6.1%, which matured in 2010. The other half of the loans were issued in NIS at a rate of Israeli CPI plus 5.8%, maturing in 2014. The debentures, provided certain undertakings, including (i) not to encumber any of its assets, unless to secure indebtedness, as defined in such agreements, which in the aggregate does not exceed $20,000, or unless to encumber newly acquired assets to secure financing provided to acquire such assets, and (ii) not to incur any additional indebtedness as long as the ratio of EBITDA to total net interest expense and current principal payable on long-term indebtedness is less than 2:1. The test is based on the Company’s audited financial statements, and is performed on April 1 of each year with respect to the prior calendar year. Since the Company was not in compliance with the above described covenants, no additional indebtedness has been incurred by the Company. Although additional borrowing by the Company is restricted, the lenders do not have the right to accelerate their obligations and, thus, these loans have not been reclassified as short-term debt.

(2)	In April 2010, the Company entered into a vehicle financing loan of $28 at 0.0% interest rate over 5 years for which the bank registered a lien. The loan will expire in April 2015.

(3)	On January 8, 2004, Taro U.S.A. expanded its distribution capacity with the purchase of a 315,000 square foot distribution center on 25 acres of land in South Brunswick, New Jersey. Taro acquired the facility for $18,433, of which, $13,200 was financed by a mortgage. This facility is subject to depreciation on a straight-line basis over a 40 year period. The mortgage on the New Jersey facility was $6,393 and $8,594, as of December 31, 2011 and 2010, respectively, was for an original term of seven years, bearing interest at the rate of LIBOR plus 1.85% and has certain financial and reporting covenants. The interest rate of the mortgage was effectively fixed at 4.66%, as the Company had an interest rate swap in place through November 28, 2008. On November 28, 2008, the principal amount of this mortgage was increased $4,743 to $12,993, and the interest rate swap was terminated and the maturity extended to October 1, 2012. On February 3, 2012, the Company paid $5,855 comprised of $5,843 of principal and $12 of interest, in order to retire this mortgage.

(4)	In 2005, Taro U.S.A. and two of its subsidiaries entered into obligations, secured by mortgages on the Company’s U.S. headquarters facility located in New York and distribution facility located in New Jersey. The Company guaranteed these obligations. The mortgage on the New York facility was $8,492 and $9,194 as of December 31, 2011 and 2010, respectively, was for an original term of 15 years, bears interest at the rate of LIBOR plus 1.25%, and has a graduating debt service coverage ratio covenant of 1.90. At December 31, 2011 and 2010, the debt service coverage ratio was 2.15 and 2.10, respectively. The interest rate of this mortgage is effectively fixed at 6.16%, as the Company has an interest rate swap in place which is concurrent with the 15-year term of the mortgage. Since the Company, with respect to each mortgage referenced above, was not in compliance with certain covenants during 2010 and because each lender has the right to accelerate its obligations, the Company reclassified the long-term portion of each mortgage, in the amount of $14,885 as short-term loans at December 31, 2010. As of February 3, 2012, the Company is in compliance with all of its covenants as it paid off the debt which caused the non-compliance and also contained a cross default provision.

b.	Classified by currency, linkage terms and interest rates, the total amount of the liabilities (including current maturities and the reclassified short-term portion) is as follows:

	Weighted-Average Interest Rate		Amount
	December 31,		December 31,
	2011	2010	2011	2010
In, or linked to, U.S. dollars (1)	2.17%	2.18%	$16,149	$19,473
In Canadian dollars (subject to variable interest rates)	0.00%	0.00%	19	25
In Israeli currency – linked to CPI	5.80%	5.80%	28,519	39,922

			$44,687	$59,420

(1)	Includes loans in the amount of $14,885 and $17,787 as of December 31, 2011 and 2010, respectively, which are subject to variable interest rates linked to LIBOR. The remaining outstanding debt is subject to fixed interest rates.

c.	The debt matures as follows:

December 31, 2011
2012	$17,073
2013	10,727
2014	10,778
2015	900
2016	955
Thereafter	4,254

$44,687

As of the date of these financial statements, the Company has met all of its scheduled debt obligations.

For collateral, see Note 15.

Liabilities Collateralized by Pledges	12 Months Ended
Dec. 31, 2011
Liabilities Collateralized by Pledges [Abstract]
LIABILITIES COLLATERALIZED BY PLEDGES

NOTE 15: — LIABILITIES COLLATERALIZED BY PLEDGES

Balance of liabilities collateralized by pledges is as follows:

	December 31,
	2011	2010
Short-term bank credit and short-term loans	$—	$6

Long-term debt (including current maturities) (1)	$14,904	$17,787

(1)	Long-term debt primarily includes mortgages secured by facilities in the U.S.A.

For further discussion of collateralized assets see Notes 12 and 14.

Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 16: — COMMITMENTS AND CONTINGENT LIABILITIES

a.	Companies of the Group have leased offices, warehouse space and equipment under operating leases for periods through 2015. The minimum annual rental payments, under non-cancelable lease agreements, are as follows:

December 31, 2011
2012	$2,670
2013	2,026
2014	1,516
2015	2,324
2016	—
Thereafter	—

$8,536

Total rent expenses were $3,755, $3,285 and $2,920 for the years ended December 31, 2011, 2010 and 2009, respectively.

b.	Royalty commitments:

The Company is committed to pay royalties at the rate of 3.0% to 3.5% to the government of Israel through the Office of the Chief Scientist (“OCS”) on proceeds from sales of products in which the government participates in the research and development by way of grants. The obligation to pay these royalties is contingent on actual sales of the products and, in the absence of such sales, no payment is required. The commitment is on a product by product basis, in an amount not exceeding the total of the grants received by the Company, including interest accrued thereon, and is linked to the U.S. dollar. Commencing in 1999, grants are subject to interest at a rate of LIBOR (cost of borrowing funds in U.S. dollars). As of December 31, 2011 and 2010, the aggregate contingent liability to the OCS was approximately $10,609 and $11,606, respectively.

Royalty payments to the OCS were $736, $990 and $756 for the years ended December 31, 2011, 2010 and 2009, respectively.

c.	Legal proceedings:

From time to time the Company is subject to litigation arising in the ordinary course of business. Except for the accrual with respect to the Israeli taxation cases (see c.3 below), no accruals for any lawsuits, to which the Company is party, are required in the financial statements. Additionally, the Company is party to certain lawsuits disclosed herein; whose outcome the Company does not believe will have a material adverse effect on its consolidated financial statements.

1.	Legal actions commenced by the Company:

i.	Company’s lawsuit related to Ireland:

On June 15, 2008, the Company brought a lawsuit in the District Court seeking a declaratory ruling and permanent injunction against Sun from taking actions to hinder the Company’s efforts to sell its Irish operations. This is legacy litigation from the change in control of the Company in September 2010, and the lawsuit, at this time, is dormant.

ii.	Company’s lawsuit related to Ovide ® (malathion) Lotion:

On July 27, 2009, the Company filed a lawsuit against Synerx Pharma, LLC, DPT Laboratories, Ltd. and Karalex Pharma, LLC (a subsidiary of Eagle Pharmaceuticals, Inc.) in the United States District Court for New Jersey for infringement of its United States Patent No. 7,560,445 covering its Ovide® (malathion) Lotion, 0.5%. The suit alleges that the defendants’ generic malathion lotion, 0.5%, directly or indirectly infringes on Taro’s patent. This matter was settled in early 2011 with no material impact on the Company’s financial position.

On April 28, 2011, the Company filed a lawsuit against Suven Life Sciences Ltd. (“Suven”) in the United States District Court of New Jersey for infringement of its United States Patent No. 7,560,445 covering its Ovide ® (malathion) Lotion, 0.5%. The suit alleges that Suven’s ANDA seeking approval from the FDA to sell its own malathion lotion infringes Taro’s patent.

2.	Litigation related to Israeli taxation:

i.	The Company challenged a tax assessment by the Israel Income Tax Authority (“ITA”) on certain options granted in 1992 to certain officers of Taro U.S.A. The ITA claimed that taxes should have been withheld by the Company and assessed a payment of approximately $34,000 nominal amount of tax and approximately $19,000 in interest and other charges to be paid by Taro. In January 2008, the Company filed an appeal against the assessment with the Haifa District Court. In addition, applications for the conduct of Mutual Agreement Proceedings (“MAP”) pursuant to the Israel-United States tax treaty with respect to this matter have been filed both with the Israel Tax Authority and the U.S. Internal Revenue Service. MAP proceedings are intended to resolve matters of double taxation; the Company itself is not a party to those MAP proceedings. The Company and the ITA reached an agreement related to the tax assessment and the Company paid the ITA NIS 7,500 on October 5, 2011.

ii.	On December 31, 2009, the Company and the ITA reached an agreement related to a tax assessment for the Company’s taxes for the years 2002 and 2003. The Company is fully reserved for the amounts agreed to with the ITA and believes that an unfavorable result is more likely than not (see Note 18).

3.	Other Legal Actions:

i.	On November 10, 2004, the Company was sued in the Superior Court of New Jersey in Atlantic County along with other defendants in a purported class action lawsuit for alleged personal injuries related to defendants’ sale of amiodarone. On June 9, 2010, the class action case was dismissed with prejudice, with a window of 150 days for individual claimants to file lawsuits. Only one suit was commenced against the Company. In early 2011, an agreement to resolve this matter was reached which had no material impact on the Company’s financial position.

ii.	A group of former Israeli soldiers have filed three lawsuits for personal injury against the Municipality of Haifa, The Israel Oil Refineries Ltd., The Haifa Town Union Sewage and Haifa Chemicals Ltd. alleging that they contracted serious illnesses as a result of their military service which included diving in the Kishon River near Haifa Bay. In 2005, the Company and over 40 municipalities, governmental entities (including the State of Israel), cooperative villages (kibbutzim) and other companies, were named as third party defendants in these lawsuits. The hearing of the lawsuits was consolidated with the hearing of another lawsuit filed by a group of fishermen also claiming to suffer from serious illnesses as a result of their activities in the Kishon River. The proceedings are currently in different stages, during which the parties present the evidence in the cases to the court.

iii.	On March 7, 2011, the Company was sued by The Blackstone Group L.P. (“Blackstone”) in the Supreme Court of the State of New York, County of New York. The lawsuit alleges breach of contract relating to fees under an agreement whereby Blackstone would provide certain financial advisory services to the Company. Blackstone originally sought $6.3 million in fees and expenses and has subsequently amended its pleadings to adjust its claim to $3.7 million. The parties are currently in the discovery phase of the litigation, and the Company denies liability in the matter.

d.	In 2008, the Company entered into severance agreements tied to a change in control, with certain executives whereby each executive would receive salary and benefits for a period of time if terminated after a change in control. In November 2010 and April 2011, the Company terminated employment of certain of these executives.

e.	On April 29, 2011, the Board ratified a collective bargaining agreement dated as of April 6, 2011 (the “Agreement”) among Taro, the Histadrut Trade Union and Taro’s Employees Committee on behalf of Taro’s Israeli employees. The Agreement has a term of five years and automatically renews for two-year periods unless notice is provided by either side prior to the end of a term. The Agreement memorializes current employee-employer relations practices of Taro as well as additional rights relating to job security, compensation and other benefits. Additionally, the Agreement, inter alia, provides for a one-time payment of $1,500 (payable in NIS) to be divided among Taro’s Israeli employees as of the date of the Agreement. This amount has been accrued as of December 31, 2010.

f.	Licensing Agreements:

1.

In May 2010, Taro and Quinnova Pharmaceuticals, Inc. entered into an agreement to co-promote Taro’s Topicort ® and desoximetasone products. Under the terms of the arrangement, Taro manufactured and Quinnova co-promoted the products. The parties mutually agreed to terminate the agreement in January 2011.

2.	In May 2010, Taro and Glenmark Generics Inc., USA, a wholly owned subsidiary of Glenmark Generics Ltd., India (“Glenmark”), entered into an exclusive license and supply agreement for a branded product. Glenmark manufactures the product and Taro distributes the product to customers. Taro made an up-front payment of $2,500 for distribution rights and an additional payment of $2,500 upon the first shipment to customers, for a total of $5,000, which is being amortized over six years. Taro also pays royalties based on the amounts of sales to its customers.

g.	Other:

Payments to pharmacies for Medicaid-covered outpatient prescription drugs are set by the states. For multiple source drugs, Federal reimbursements to states for the Federal share of those payments are subject to a Federal upper limit (FUL) ceiling. Health care reform legislation enacted in March 2010 changed the methodology by which the Centers for Medicare & Medicaid Services (CMS) calculates the FULs so that, effective October 1, 2010, the methodology is based on the weighted-average of the average manufacturer prices (AMPs) reported to the government by manufacturers of each of the therapeutically equivalent multiple source drugs. Effective October 1, 2010, the legislation also changed the definition of AMP to exclude sales to certain customer classes that were previously included. In addition, under the Medicaid Drug Rebate Program, manufacturers are required, as a condition of Federal payment for their drugs under Medicaid, to pay rebates to state Medicaid programs on drugs dispensed to Medicaid beneficiaries in the state. The amount of the rebate is based on the AMP of the drug. Besides changing the definition of AMP, the health care reform legislation increased the minimum Medicaid Rebate, effective January 1, 2010.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 17: — SHAREHOLDERS’ EQUITY

a.	Pertinent rights and privileges of ordinary shares:

1.	100% of the rights to profits are allocated to the ordinary shares.

2.	100% of the dissolution rights are allocated to the ordinary shares.

3.	Two-thirds of the voting power of all of the Company’s shares is allocated to the ordinary shares.

b.	Founders’ shares:

One-third of the voting power of all of the Company’s shares is allocated to the founders’ shares.

c.	Stock option plans:

1.	The Company’s 1991 Stock Incentive Plan provided for the issuance of incentive stock options, non-qualified stock options, and stock appreciation rights to key employees and associates of the Group.

The options were granted with an exercise price equal to 100% of the fair market value of the stock on the date of grant, and none of the options granted include stock appreciation rights. The options were granted to employees and associates, have a four-year graded vesting term and generally expire ten years after the date of the grant. Each option entitles its holder the right to purchase one ordinary share. As of December 31, 2011 and 2010, an aggregate of 6,425 and 11,325 options in respect of the 1991 plan were outstanding, respectively, and no further options in respect of the 1991 plan are available for future grants. The Company issues new shares to employees and associates exercising their stock options.

2.	The Company’s 1999 Stock Incentive Plan (“1999 plan”) provides for the issuance of incentive stock options, non-qualified stock options, and stock appreciation rights to key employees and associates of the Group.

The options are substantially granted with an exercise price equal to 100% of the fair market value of the stock on the date of grant and the aggregate amount of the options granted may not exceed 2,100,000, and none of the options granted include stock appreciation rights. The options were granted to employees and associates, have a four to five-year graded vesting term and generally expire ten years after the date of the grant. Each option entitles its holder the right to purchase one ordinary share of NIS 0.0001 par value (subject to adjustments). As of December 31, 2011 and 2010, an aggregate of 325,130 and 579,855 options in respect of the 1999 plan were outstanding, respectively, and no further options in respect of the 1999 plan are available for future grants. The Company issues new shares to employees and directors exercising their stock options.

3.	A summary of the Company’s stock option activity (except options to non-employees) and related information for the year ended December 31, 2011 is as follows:

	Number of options	Exercise price	Weighted- average exercise price	Weighted- average remaining contractual terms	Aggregate intrinsic value
				(in years)
Outstanding at December 31, 2010	591,180	$2.38 - $68.51	$25.84
Exercised	(32,775)	$2.44 - $14.08	$9.14
Forfeited	(226,850)	$11.91 - $60.38	$27.90
Granted	—	$—	$—

Outstanding at December 31, 2011	331,555	$2.38 - $68.51	$26.08	1.97	$2,631

Exercisable at December 31, 2011	331,555		$26.08	1.97	$2,631

Vested and expected to vest at December 31, 2011	331,555		$26.08	1.97	$2,631

There were 32,775 options exercised in the year ended December 31, 2011 with a total intrinsic value of approximately $378. There were 44,975 options exercised in the year ended December 31, 2010, with a total intrinsic value of approximately $410.

As of December 31, 2011, there was $8 of unrecognized compensation costs related to share-based compensation arrangements granted under the Company’s stock option plan and is expected to be recognized over a period of 0.01 years. For the years ended December 31, 2011, 2010 and 2009 the Company recognized $59, $285 and $307, respectively, in stock-based compensation expense.

The number of options exercisable as of December 31, 2011, 2010 and 2009 were 331,555, 557,080 and 874,055, respectively. The weighted-average exercise prices for the options exercisable as of December 31, 2011, 2010 and 2009 were $26.08, $26.56 and $27.67, respectively.

The stock options outstanding and exercisable as of December 31, 2011 have been classified into ranges of exercise prices as follows:

Options outstanding				Options exercisable
Range of exercise price	Outstanding as of December 31, 2011	Weighted- average remaining contractual life	Weighted- average exercise price	Exercisable as of December 31, 2011	Weighted- average exercise price
		(in years)
$ 2.38 – $10.00	7,425	—	$2.79	7,425	$2.79
$10.01 – $20.00	119,250	2.04	$13.09	119,250	$13.09
$20.01 – $30.00	88,000	2.51	$24.10	88,000	$24.10
$30.01 – $40.00	62,630	1.37	$32.80	62,630	$32.80
$40.01 – $68.51	54,250	1.93	$53.26	54,250	$53.26

	331,555	1.97	$26.08	331,555	$26.08

4.	The weighted-average price and fair values for options granted were:

	Granted below market price			Granted equal to market price
	Year ended December 31,			Year ended December 31,
	2011	2010	2009	2011	2010	2009
Weighted-average exercise price	$—	$—	$—	$—	$—	$9.50

Weighted-average fair value on the date of grant	$—	$—	$—	$—	$—	$9.02

5.	There were 3,000 stock options forfeited for non-employees during the year ended December 31, 2011.

d.	Dividends:

The Company may declare and pay dividends from retained earnings. For restrictions on dividend distribution, see Note 18.d.

e.	Net income per share:

	Year ended December 31, 2011			Year ended December 31, 2010			Year ended December 31, 2009
	Net income attributable to Taro (numerator)	Shares (denomi- nator)	Per Share Amount	Net income attributable to Taro (numerator)	Shares (denomi- nator)	Per Share Amount	Net income attributable to Taro (numerator)	Shares (denomi- nator)	Per Share Amount

Basic EPS:	$182,680	44,405,539	$4.11	$64,078	40,271,669	$1.59	$114,023	39,232,270	$2.91

Effect of dilutive securities:
Stock options	—	85,943	—	—	68,169	—	—	55,141	—
Sun Stock Warrants	—		—	—	1,510,486	—	—	1,280,436	—

Diluted EPS:	$182,680	44,491,482	$4.11	$64,078	41,850,324	$1.53	$114,023	40,567,847	$2.81

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 18: — INCOME TAXES

a.	Measurement of taxable income under the Income Tax (Inflationary Adjustments) Law, 1985 of Israel:

With respect to the Israeli entity, commencing in taxable year 2003, the Company elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations, 1986 (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income). Such an elective obligates the Company for three years. Accordingly, commencing taxable year 2003, results for tax purposes are measured in terms of earnings in U.S. dollars. After the initial three-year term, the Company has to make the election on an annual basis. Through taxable year 2011, the Company has consistently elected, for tax purposes, to measure its earnings in U.S. dollars.

b.	Tax rates applicable to the income of the Israeli companies in the Group:

1.	Generally, Israeli companies are subject to corporate tax on taxable income. On December 6, 2011, the Knesset approved an amendment pursuant to the Law for Change in the Tax Burden (Legislative Amendments) which will apply beginning in 2012. The amendment includes mainly outline stop reduction of corporate tax rates determined in the Economic Efficiency Law, (Legislative Amendments to implement the economic program for 2009 and 2010) and increase the rate of corporation tax, capital gains tax and betterment tax to 25%. Accordingly, the Company adjusted deferred tax assets and liabilities. However; the effective tax rate payable by a company that derives income from an Approved Enterprise, as discussed below, may be considerably less.

2.	Pursuant to another amendment to the Income Tax Ordinance, which became effective in 2003, capital gains are taxed at a reduced rate of 25% from January 1, 2003, instead of the regular corporate tax rate at which such gains were taxed until the aforementioned date. This amendment stipulates that with regard to the sale of assets acquired prior to January 1, 2003, the reduced tax rate will be applicable only for the gain allocated to capital gains earned after the implementation of the amendment, which will be calculated as prescribed by the amendment.

c.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an “industrial company” as defined by this law and, as such, is entitled to certain income tax benefits, mainly accelerated depreciation in respect of machinery and equipment (as prescribed by regulations published under the Inflationary Adjustments Law) and the right to claim public issuance expenses, amortization of patents and other intangible property rights as deductions for tax purposes.

d.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (“the Law”):

The Company’s production facilities in Israel have been granted an “Approved Enterprise” status under the Law. The main benefits arising from such status are tax exempt income for a period of two to four years and reduction in tax rates on income derived from Approved Enterprises for the remaining benefit period. The Company is also a “foreign investors’ company,” as defined by the Law and, as such, is entitled to a 10 or 15 year period of benefits, based on the level of investment, and to a reduction in tax rates to 10% to 25% (based on the percentage of foreign ownership in each tax year) and to accelerated depreciation in respect of machinery and equipment.

The period of tax benefits, described above, is subject to a limit of 12 years from commencement of production or 14 years from the date of receiving the “Approved Enterprise” status, whichever occurs earlier.

The Company has five “Approved Enterprise” plans. Under the approved plans, the undistributed income derived from the Approved Enterprise will be exempt from corporate tax for a period of two to four years, and the Company will be eligible for a reduced tax rate of between 10% and 25% for an additional six to eight years. Notwithstanding the foregoing, the Company’s undistributed income will be eligible for a reduced tax rate for an additional five years. Under the fourth plan, which was approved in September 2011, the undistributed income was exempted from corporate tax for a period of two years following implementation of the plan and the Company will be eligible for a reduced tax rate of between 10% and 25% (based on the percentage of foreign ownership in each tax year) for an additional eight years thereafter. The Company filed a request for an additional five years of reduced tax rates. The fifth plan, is according to the new “Approved Enterprise” plan, which does not need approval and its benefits start in 2010. The undistributed income will be exempt from corporate tax for a period of two years and another eight years of 10% - 25% tax. The first two plans already finished their benefit periods.

The entitlement to these benefits is conditional upon the Company fulfilling the requirements of the Law, regulations published thereunder and the instruments of approval for the specific investments in Approved Enterprises. In the event of failure to comply with these requirements, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest. As of December 31, 2011, management believes that the Company is meeting all of the aforementioned requirements.

The income subject to reduced tax rates, attributable to the Approved Enterprises, cannot be distributed to shareholders without subjecting the Company to additional taxes. The Company has decided not to declare dividends out of such tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Approved Enterprises as the undistributed tax exempt income is essentially permanent by reinvestment.

Income from sources other than the Approved and Privileged Enterprise programs is subject to tax at regular Israeli corporate tax rate.

If the retained income subject to reduced tax rates is distributed, it will be taxed at the corporate tax rate applicable to such profits as if the Company had not chosen the alternative tax benefits (currently 10%).

If the Company pays a dividend out of income derived from the Approved Enterprises during the tax exemption period, the Company will be subject to corporate tax in the year the dividend is distributed in respect of the gross amount of dividend distributed, at the rate that would have been applicable had the Company not elected the Alternative Route (10% to 25%, depending on the level of foreign investment in the company, as explained below).

For 2011, income not eligible for Approved Enterprise benefits mentioned above is taxed at the regular rate of 24% (see b above).

On April 1, 2005, an amendment to the Investment Law came into effect (“the Amendment”) and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Benefited Enterprise, such as provisions generally requiring that at least 25% of the Benefited Enterprise’s income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

However, the Amendment provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Company’s existing Approved Enterprises will generally not be subject to the provisions of the Amendment. As a result of the Amendment, tax-exempt income generated under the provisions of the new law, will subject the Company to taxes upon distribution or liquidation and the Company may be required to record deferred tax liability with respect to such tax-exempt income. The amendment also added section 85a which gives the Minister of Finance the authority to legislate regulation which determines the price in international transactions between related parties (known as transfer pricing issue).

On December 29, 2010, new legislation amending the Investment Law was adopted. Under this new legislation, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current law’s incentives, which are limited to income from Approved Enterprises during their benefits period. Under the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. Certain “Special Industrial Companies” that meet certain criteria (somewhat equivalent to the criteria for the Strategic Investment Track) will enjoy further reduced tax rates of 5% in Zone A and 8% elsewhere. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty). The Company did not choose to adopt the new uniform corporate tax rate track.

e.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company qualifies as an Industrial Company within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

f.	On July 24, 2002, Amendment 132 to the Israeli Income Tax Ordinance (“the Ordinance Amendment”) was approved by the Israeli Parliament and came into effect on January 1, 2003. The principal objectives of the Ordinance Amendment were to broaden the categories of taxable income and to reduce the tax rates imposed on employees’ income.

The material consequences of the Ordinance Amendment applicable to the Company include, among other things, imposing a tax on all income of Israeli residents, individuals and corporations, regardless of the territorial source of income, certain modifications in the qualified taxation tracks of employee stock options and the introduction of the “controlled foreign corporation” concept according to which an Israeli company may become subject to Israeli taxes on certain income of a non-Israeli subsidiary, if the subsidiary’s primary source of income is passive income (such as interest, dividends, royalties, rental income or capital gains). An Israeli company that is subject to Israeli taxes on the income of its non-Israeli subsidiaries will receive a credit for income taxes paid by the subsidiary in its country of residence. Since the Company benefits from lower tax rates of an “Approved Enterprise,” such credits are immaterial to its results of operations.

g.	Tax rates applicable to the income of the Company:

The Israeli corporate tax rate was 26% in 2009, 25% in 2010 and 24% in 2011.

A company is taxable on its real (non-inflationary) capital gains at the corporate tax rate in the year of sale. A temporary provision for 2006-2009 stipulates that the sale of an asset other than a quoted security (excluding goodwill that was not acquired) that had been purchased prior to January 1, 2003, and sold by December 31, 2009, is subject to corporate tax as follows: the part of the real capital gain that is linearly attributed to the period prior to December 31, 2002 is subject to the corporate tax rate in the year of sale as set forth in the Israeli Income Tax Ordinance, and the part of the real capital gain that is linearly attributed to the period from January 1, 2003, through December 31, 2009, is subject to tax at a rate of 25%.

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 (“the Law”) which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate were also increased accordingly.

h.	Income from continuing and discontinued operations before income taxes comprises of the following:

	Year ended December 31,
	2011	2010	2009

Domestic (Israel)	$78,499	$37,371	$35,836
Foreign (North America, the Cayman Islands, Ireland and the U.K.)	129,330	37,657	11,258

Income from continuing and discontinued operations before taxes	$207,829	$75,028	$47,094

i.	Taxes on income are comprised of the following:

	Year ended December 31,
	2011	2010	2009

Current taxes	$48,502	$7,021	$8,263
Prior years’ taxes	(2,577)	(3,264)	271
Deferred income taxes	(21,374)	6,720	(78,191)

	$24,551	$10,477	$(69,657)

Domestic	$3,993	$1,400	$6,609
Foreign	20,558	9,077	(76,266)

	$24,551	$10,477	$(69,657)

Included within current and deferred income tax expense are benefits relating to investment tax credits at Taro Canada of $1,954 and $1,751 for the years ended December 31, 2011 and 2010, respectively. Taro Canada uses the “flow-through” method and therefore records the benefits in earnings in the period the tax credits are utilized.

j.	Reconciliation of the statutory tax rate of the parent company in Israel to the effective consolidated tax rate:

	Year ended December 31,
	2011	2010	2009

Statutory tax rate (In Israel)	24%	25%	26%

(Decrease) increase in effective tax rate due to:
Reversal of Valuation Allowance on DTA	0%	0%	(163%)
Mainly tax benefits from reduced tax rates under benefit programs	(5%)	(12%)	(14%)
Different tax rates applicable to non-Israeli subsidiaries	(3%)	(1%)	(3%)
Uncertain tax positions, net	(3%)	2%	5%
Taxes from prior years	(1%)	0%	1%

Effective consolidated tax rate	12%	14%	(148%)

k.	Current taxes are calculated at the following rates:

	Year ended December 31,
	2011	2010	2009

On Israeli operations (not including “Approved Enterprise”)	24.0%	25.0%	26.0%
On U.S. operations *	35.0%	35.0%	35.0%
On Canadian operations *	26.5%	31.0%	33.0%
On U.K. operations *	26.5%	26.0%	28.0%
On Ireland operations *	12.5%	12.5%	12.5%

*	The U.S., U.K., Irish and Canadian subsidiaries are taxed on the basis of the tax laws prevailing in their countries of residence. The Canadian subsidiary qualifies for research and development tax credits and manufacturing and processing credits, thereby reducing its effective tax rate.

l.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and carryforward losses.

	December 31,
	2011	2010
Deferred tax assets:
Net operating loss carryforward	$17,316	$32,948
Deferred revenue	21,220	2,368
Property, plant, and equipment	2,261	1,959
Accrued expenses	48,851	38,647
Bad debt allowance	40	11
Amortization and impairment	7,326	8,003
Other, net	11,630	5,631

Total deferred tax assets	108,644	89,567
Valuation allowance for deferred tax assets	(13,458)	(15,222)

Net deferred tax assets	95,186	74,345

Deferred tax liabilities:
Property, plant, and equipment	(1,897)	(2,393)
Amortization	46	18
Other, net	(283)	(302)

Total deferred tax liabilities	(2,134)	(2,677)

Net deferred tax assets (liabilities)	$93,052	$71,668

Domestic	$4,354	$3,577
Foreign	88,698	68,091

	$93,052	$71,668

The deferred income taxes are presented in the balance sheet as follows:

	(13,458)	(13,458)
	December 31,
	2011	2010
Among current assets (“other receivables and prepaid expenses”)	$82,885	$37,855
Long-term deferred income tax assets	12,302	36,490
Among short-term liabilities	(284)	(335)
Among long-term liabilities	(1,851)	(2,342)

	$93,052	$71,668

m.	Carryforward tax losses:

1.	The Company:

As of December 31, 2011, one of the Israeli subsidiaries has carryforward tax losses of $1,281.

2.	Canadian subsidiary:

As of December 31, 2011, this subsidiary has no carryforward tax losses.

3.	U.K. subsidiary:

As of December 31, 2011, this subsidiary has carryforward tax losses of $10,799, which may be carried forward and offset against taxable income for an indefinite period in the future. As discussed in Note 2.s, there is a full valuation allowance provided against these losses.

4.	Irish subsidiary:

As of December 31, 2011, this subsidiary has carryforward tax losses of $67,141. Taro Ireland commenced trade in 2006 and therefore has satisfied any expiration deadlines. As discussed in Note 2.s, a full valuation allowance is provided against these losses.

5.	U.S. subsidiary:

As of December 31, 2011, this subsidiary has carryforward tax losses of $7,471 resulting from prior years U.S. operating losses and the exercise of stock options in 2001 by selling shareholders in a public offering of the Company’s shares. These losses can be carried forward against taxable income for 20 years from the year in which the losses were incurred, resulting in expiration dates of 2021 through 2026. The Company estimates that it will utilize $60,300 of such losses on its adjusted 2011 tax returns. The Company’s U.S. subsidiary has been examined by the U.S. tax authorities through 2008; however due to the fact that the U.S. subsidiary has a net operating loss carryforward, the U.S. subsidiary remains subject to examination by the U.S. tax authorities from 2002 onward, but only to the extent of the amount of the net operating loss carryforward. As long as these net operating losses are available, the Company believes its U.S. subsidiary will not have significant tax assessments as a result of the examination.

6.	Hungarian subsidiary:

As of December 31, 2011, this subsidiary has no carryforward tax losses.

n.	The Company’s Board of Directors has determined that its U.S. subsidiary will not pay any dividend as long as such payment will result in any tax expense for the Company.

o.	At December 31, 2011, deferred income taxes were not provided for on a cumulative total of $225,610 of the undistributed earnings of Taro Canada, which are not taxable provided earnings remain undistributed. Taro Canada intends to invest these earnings indefinitely in its operations.

p.	Foreign withholding taxes have been accrued as necessary by the Company and its subsidiaries. At December 31, 2010, the Company reversed $4,270 of withholding tax accruals due to the favorable treaty provisions realized from the assignment of intercompany loans to its Hungarian subsidiary.

q.	Tax assessments:

The Company completed its tax assessments with the Israeli tax authorities for years through 2003. The Company’s tax provision was adequate to satisfy these assessments. The Company remains subject to examination by the Israeli tax authorities for years 2004 and onward. The Company believes that its tax provision is adequate to satisfy any assessments resulting from examinations related to these years.

The Company is now in the process of a tax audit for the years 2004-2008, Taro Research Institute Ltd. is now in the process of a tax audit for the years 2006 - 2008, Taro International Ltd. is now in the process of a tax audit for the years 2004-2008.

The Company’s U.S. subsidiary has been examined by U.S. tax authorities through 2008; however, due to the fact that the U.S. subsidiary has a net operating loss carryforward, the U.S. subsidiary remains subject to examination by the U.S. tax authorities only to the extent of the amount of the net operating loss carryforward. As long as these net operating losses are available, the Company believes its U.S. subsidiary will not have any tax assessments.

The Company completed its tax assessments with the Canadian tax authorities for the years through 2003. The Company’s tax provision was adequate to satisfy these assessments. The Company remains subject to examination by the Canadian tax authorities for years 2004 and onward. The Company believes that its tax provision is adequate to satisfy any assessments resulting from examinations related to these years.

r.	Uncertain tax positions:

The Company adopted FASB ASC Section 740-10-25, “Income taxes-Overall-Recognition,” effective January 1, 2007, which prescribes a model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return (see Note 2.s).

	December 31,
	2011	2010
Unrecognized tax benefits balance at beginning of year	$21,117	$19,961
Increases as a result of positions taken in prior period	7	260
Decreases as a result of positions taken in prior period	(301)	(27)
Increases as a result of positions taken in current period	635	1,594
Decreases due to settlements with tax authorities	(6,994)
Decreases due to expiration of statute of limitations	(39)	(671)

Unrecognized tax benefits at end of year	$14,425	$21,117

The total amount of interest and penalties recognized on the consolidated statement of operations for the years ended December 31, 2011 and 2010 were $60 and $1,296, respectively. The total amount of interest and penalties recognized on the consolidated balance sheet at December 31, 2011 and 2010 were $3,825 and $3,779, respectively.

The total amount of unrecognized tax benefits, which would impact the effective tax rate if recognized, was $14,424 and $21,117 at December 31, 2011 and 2010, respectively.

Taro Canada has the 2004 and 2005 tax years currently under examination and Taro Israel has the 2004 - 2008 tax years under examination.

Selected Statements of Income Data	12 Months Ended
Dec. 31, 2011
Selected Statements of Income Data and Segment Information [Abstract]
SELECTED STATEMENTS OF INCOME DATA

NOTE 19: — SELECTED STATEMENTS OF INCOME DATA

	Year Ended December 31,
	2011	2010	2009

Sales by location of customers :
Israel	$21,528	$19,589	$21,373
Canada	43,720	44,169	32,775
U.S.A.	424,950	305,858	278,301
Other	15,470	22,919	23,487

	$505,668	$392,535	$355,936

Selling, marketing, general and administrative expenses:
Selling and marketing	$42,247	$41,673	$36,624
Advertising	7,270	6,827	5,505
General and administrative *	44,401	59,402	58,215

	$93,918	$107,902	$100,344

* Including provision for doubtful accounts	$90	$(473)	$75

Financial (income) expenses:
Interest and exchange differences on long-term liabilities	$4,671	$5,252	$1,656
Income in respect of deposits	(1,520)	(985)	(1,473)
Expenses in respect of short-term credit	72	2,291	2,792
Foreign currency transaction (gains) losses	(6,920)	5,282	10,600

	$(3,697)	$11,840	$13,575

Segment Information	12 Months Ended
Dec. 31, 2011
Selected Statements of Income Data and Segment Information [Abstract]
SEGMENT INFORMATION

NOTE 20: — SEGMENT INFORMATION

a.	Geographic Area Information:

The Group operates in one industry segment, which produces, researches, develops and markets pharmaceutical products. Management organizes the Company’s operations based on geographic segments, which are presented below in accordance with FASB ASC Paragraph 280-10-50-1, “Segment Reporting – Overall – Disclosure – Operating Segments.”

	Israel	Canada*	U.S.A.	Other	Consolidated
Year ended December 31, 2011 and as of December 31, 2011:
Sales to unaffiliated customers **	$21,528	$43,720	$424,950	$15,470	$505,668
Long-lived assets ***	$92,547	$41,010	$43,133	$2,291	$178,981
Year ended December 31, 2010 and as of December 31, 2010:
Sales to unaffiliated customers **	$19,589	$44,169	$305,858	$22,919	$392,535
Long-lived assets ***	$99,353	$45,718	$45,334	$3,247	$193,652
Year ended December 31, 2009 and as of December 31, 2009:
Sales to unaffiliated customers **	$21,373	$32,775	$278,301	$23,487	$355,936
Long-lived assets ***	$104,877	$49,530	$42,283	$7,626	$204,316

*	Includes operations in both Canada and Cayman Islands.
**	Based on customer’s location.
***	Includes property, plant and equipment, net; goodwill and intangible assets, net.

b.	For the year ended December 31, 2011, the Company had net sales to three different customers of 18.9%, 12.4% and 11.8% of consolidated net sales. For the year ended December 31, 2010, the Company had net sales to three different customers of 15.9%, 11.0% and 10.5% of consolidated net sales. For the year ended December 31, 2009, the Company had net sales to two different customers of 15.5% and 11.0% of consolidated net sales.

c.	Sales by therapeutic category, as a percentage of total sales for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
Category	2011	2010	2009
	%
Dermatological and topical	67	60	57
Neuropsychiatric	13	14	16
Cardiovascular	9	14	15
Anti-inflammatory	5	5	5
Other	6	7	7

Total	100	100	100

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

NOTE 21: DISCONTINUED OPERATIONS

a.	During 2010, the Company’s management decided to sell its Irish facility. The results of operations of the Irish facility have been classified as discontinued operations in the Consolidated Statements of Operations.

b.	The following is the detail of discontinued operations:

	Year ended December 31,
	2011	2010	2009

Sales, net	$(54)	$(931)	$(1,705)
Cost of sales	286	3,278	7,682

Gross loss	232	2,347	5,977
Operating expenses:
Research and development, net	88	267	940
Selling, marketing, general and administrative	295	921	1,858

Operating loss	615	3,535	8,775
Financial expenses, net	(144)	(3,139)	2,952
Other gain, net	(38)	(44)	(13)

Loss before income taxes	433	352	11,714
Tax expense	—	—	—

Net loss from discontinued operations	$433	$352	$11,714

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 22: — RELATED PARTY TRANSACTIONS

The Company has substantial relationships with Sun. Certain of Taro’s Board members, including the Chairman, are also on Sun Pharma’s Board of Directors. In addition, certain of Taro’s officers and executives are also executives of Sun. Taro’s Interim Chief Executive Officer, who is also a member of the Board of Directors of Taro, is an officer of an indirect subsidiary of Sun Pharma.

During 2011, Taro entered into various commercial transactions, including product distribution and service agreements with Sun in the ordinary course of our business. The Company does not currently deem any of these material or unusual and believes that terms of these transactions are comparable to those offered by or that could be obtained from unrelated third parties. Additionally, pursuant to Israeli legal requirements, each of the transactions was presented to the Audit Committee, which determined that each such transaction was not considered extraordinary pursuant to Israeli legal requirements and therefore did not require shareholder approval.

On October 18, 2011, the Company received a letter from Sun making a non-binding proposal for the acquisition of all of the issued and outstanding shares of Taro, not currently held by Sun, at a price of $24.50 per share, in cash. The Company’s Board of Directors formed an independent Special Committee, comprised of Professor Dov Pekelman (Chairman of the Special Committee), Ilana Avidov-Mor and Dan Biran, to review and evaluate the offer with its independent financial and legal advisors.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23: — SUBSEQUENT EVENTS

a.	On January 31, 2012, Taro Canada and Sun entered into a master supply agreement whereby Taro Canada would market, distribute, sell, use and license designated Sun products, in addition to Sumatriptan, within Canada. The parties entered into the transaction on an arm’s length basis and the Audit Committee and Board of Directors approved the transaction. The initial term of the agreement is for three years with an option to renew. Pursuant to both supply agreements with Sun, Taro receives an agreed upon percentage of the net sales for each product covered by the agreements.

b.

On February 21, 2012, the Company entered into a License and Settlement Agreement (the “Medicis Settlement Agreement”) with Medicis Pharmaceutical Corporation. In connection with the Medicis Settlement Agreement, we agreed to settle all legal disputes between the parties relating to Medicis’ LOPROX® Shampoo and Medicis agreed to withdraw its complaint against Taro pending in the U.S. District Court for the Southern District of New York for alleged patent infringement. Subject to the terms and conditions contained in the Medicis Settlement Agreement, Medicis granted Taro a non-exclusive, royalty-bearing license to make and sell limited quantities of our generic version of LOPROX® Shampoo.

c.	Listing of Company’s shares on the NYSE:

On March 22, 2012, the Company’s shares were listed on the NYSE and began trading under the symbol “TARO”. In conjunction with the NYSE listing, the Company’s stock ceased trading on the Pink Sheet markets, where the Company used the ticker symbol “TAROF.”

d.	As of March 31, 2012, Mrs. Elisha Sa’ar, C.P.A., an independent public accountant, was terminated as the Company’s internal auditor and as of that same date Mrs. Rita Gerson was appointed by the Company’s Board of Directors as internal auditor and ceased being an officer of the Company.

e.	Stock options:

Between January 1, 2012 and April 4, 2012, no stock options were granted to the Company’s directors or employees.

End of consolidated financial statements

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
VALUATION AND QUALIFYING ACCOUNTS	SCHEDULE II: — VALUATION AND QUALIFYING ACCOUNTS Schedules have been omitted as the required information is provided elsewhere in these financial statements.